UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4503

AQUILA MUNICIPAL TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 697-6666

Date of fiscal year end:   03/31/20

Date of reporting period:   09/30/20

FORM N-CSRS

ITEM 1.     REPORTS TO STOCKHOLDERS.

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Tuesday, May 11, 2021

Kentucky Derby Museum, Louisville, KY

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.
Thank you for your understanding while we navigate these difficult times.

Aquila Churchill Tax-Free Fund of Kentucky “Staying the Course” Serving Kentucky investors since 1987

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (4.6%)	Ratings Moody’s, S&P and Fitch	Value
	Henderson County, Kentucky
$ 330,000	3.000%, 11/01/20	Aa3/NR/NR	$ 330,759
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	4,055,472
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	952,760
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	982,925
	Warren County, Kentucky
615,000	4.000%, 06/01/25 Series 2011	Aa1/NR/NR	630,566
635,000	4.000%, 06/01/26 Series 2011	Aa1/NR/NR	650,589
660,000	4.000%, 06/01/27 Series 2011	Aa1/NR/NR	675,517
	Total General Obligation Bonds		8,278,588

	Revenue Bonds (89.4%)
	State Agency (26.7%)
	Kentucky Asset & Liability Commission Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,003,760
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,234,060
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,281,560
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,170,130
	Kentucky Rural Water Finance Corp.
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,538
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,665
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,699
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,734
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,625
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,797
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	379,065
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	308,178
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	454,914
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	470,034
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	485,116
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	510,350
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,689,268
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,899,809

1  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (continued)
	Kentucky State Property and Buildings Commission
$ 1,000,000	5.000%, 10/01/25	A1/A-/A+	$ 1,124,850
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	664,363
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	694,300
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,656,405
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	866,289
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,437,520
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,752,750
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,503,447
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,732,159
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,934,625
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A-/A+	1,597,470
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,110,650
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,223,620
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,436,540
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	591,675
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,720,145
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,209,017
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,265,340
	Total State Agency		47,956,467

	Airports (4.0%)
	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A/A+	2,303,951
2,325,000	5.000%, 07/01/26 AMT	NR/A/A+	2,657,847
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A/A+	2,161,778
	Total Airports		7,123,576

	City (0.6%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,105,610

2  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Excise Tax (1.1%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
$ 1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	$ 1,899,131

	Healthcare (9.0%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa3/BBB-/BBB-	552,386
450,000	5.000%, 02/01/32 Series 2019	Baa3/BBB-/BBB-	536,931
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	3,010,322
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	4,165,280
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	743,198
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	963,285
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,433,745
680,000	4.000%, 10/01/29	NR/A+/NR	714,789
	Total Healthcare		16,119,936

	Higher Education (12.8%)
	Boyle County, Kentucky Educational Facilities Refunding, Series 2017 (Centre College)
2,050,000	5.000%, 06/01/28	A3/A/NR	2,458,688
1,000,000	5.000%, 06/01/29	A3/A/NR	1,192,210

3  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Eastern Kentucky University General Receipts
$ 1,250,000	4.000%, 10/01/27	A1/A-/NR	$ 1,276,012
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,468,091
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	956,208
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	558,868
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	666,047
	Lexington-Fayette, Kentucky Urban County Government (Transylvania University Project)
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,411,072
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,456,935
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,149,380
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,096,060
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	2,121,173
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	1,024,274
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA-/NR	1,155,530
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA/NR	2,890,796
	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Baa1/A+/NR	1,041,070
	Total Higher Education		22,922,414

4  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (0.6%)
	Kentucky Housing Multifamily Mortgage Revenue
$ 1,135,000	5.000%, 06/01/35 AMT	NR/NR/NR*	$ 1,137,599

	Local Public Property (5.3%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,956,610
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,645,297
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,073,531
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	539,514
85,000	4.250%, 02/01/24 Series A	NR/AA-/NR	85,260
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	317,681
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	366,366
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	395,277
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	432,018
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	469,400
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,294,277
	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	930,070
	Total Local Public Property		9,505,301

	School Building (14.2%)
	Caldwell County, Kentucky School District Finance Corp.
530,000	4.250%, 04/01/30	A1/NR/NR	539,089
	Campbell County, Kentucky School District Finance Corp.
340,000	3.500%, 08/01/22	A1/NR/NR	348,500
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,549,780
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,125,630
750,000	4.250%, 06/01/29 Series A	Aa3/AA-/NR	767,475

5  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Building (continued)
	Franklin County, Kentucky School District Finance Corp.
$ 1,560,000	4.000%, 06/01/29	A1/NR/NR	$ 1,635,332
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,268,124
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	950,987
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,225,048
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,355,440
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,806,780
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	643,879
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	686,512
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,768,800
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,849,798
	Total School Building		25,521,174

	Student Loan (2.5%)
	Kentucky Higher Education Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	1,520,597
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	447,512
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	702,018
410,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	405,921
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	535,360
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	899,663
	Total Student Loan		4,511,071

6  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Turnpike/Highway (9.2%)
	Kentucky State Turnpike Authority
$ 5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	$ 5,315,900
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,678,306
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,061,750
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	2,036,202
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,436,378
	Total Turnpike/Highway		16,528,536

	Utilities (3.4%)
	Campbell & Kenton Counties, Kentucky (Sanitation District)
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,376,423
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	525,770
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,186,592
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa2/NR/NR	1,063,700
	Total Utilities		6,152,485
	Total Revenue Bonds		160,483,300

	Pre-Refunded\ Escrowed to Maturity Bonds (3.2%)††
	Pre-Refunded Revenue Bonds (3.2%)
	Airports (1.6%)
	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,681,981
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	432,664
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	811,245
	Total Airports		2,925,890

	Healthcare (1.2%)
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured ETM	A2/AA/NR	804,575
675,000	5.500%, 08/01/23 AGMC Insured ETM	A2/AA/NR	773,233
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	569,250
	Total Healthcare		2,147,058

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (0.4%)
	Kentucky Association of Counties Finance Corp. Financing Program
$ 215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	$ 218,717
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	101,729
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	101,729
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	233,977
	Total Local Public Property		656,152
	Total Pre-Refunded\ Escrowed to Maturity Bonds		5,729,100
	Total Municipal Bonds (cost $165,176,109)		174,490,988

Shares	Short-Term Investment (1.7%)
3,066,524	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $3,066,524)	Aaa-mf/AAAm/NR	3,066,524

	Total Investments (cost $168,242,633 - note 4)	98.9%	177,557,512
	Other assets less liabilities	1.1	1,983,288
	Net Assets	100.0%	$179,540,800

Portfolio Distribution By Quality Rating	Percentage of Investments†
Pre-refunded bonds\ETM bonds††	3.3%
Aa of Moody's or AA of S&P or Fitch	39.4
A of Moody's or S&P or Fitch	53.7
Baa of Moody's or BBB of S&P or Fitch	3.0
Not Rated*	0.6
100.0%

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. AMT - Alternative Minimum Tax COP - Certificates of Participation ETM - Escrowed to Maturity NPFG - National Public Finance Guarantee NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $168,242,633)	$177,557,512
Interest receivable	2,144,041
Receivable for Fund shares sold	139,195
Other assets	19,933
Total assets	179,860,681

LIABILITIES
Payable for Fund shares redeemed	92,844
Dividends payable	62,067
Management fee payable	58,732
Distribution and service fees payable	93
Accrued expenses payable	106,145
Total liabilities	319,881
NET ASSETS	$179,540,800

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$164,637
Additional paid-in capital	169,831,016
Total distributable earnings	9,545,147
$179,540,800
CLASS A
Net Assets	$142,182,505
Capital shares outstanding	13,038,508
Net asset value and redemption price per share	$10.90
Maximum offering price per share (100/97 of $10.90)	$11.24

CLASS C
Net Assets	$5,712,491
Capital shares outstanding	523,954
Net asset value and offering price per share	$10.90

CLASS I
Net Assets	$6,755,697
Capital shares outstanding	619,748
Net asset value, offering and redemption price per share	$10.90

CLASS Y
Net Assets	$24,890,107
Capital shares outstanding	2,281,522
Net asset value, offering and redemption price per share	$10.91

See accompanying notes to financial statements.

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment Income
Interest income		$2,658,574

Expenses
Management fee (note 3)	$356,008
Distribution and service fee (note 3)	136,152
Transfer and shareholder servicing agent fees (note 3)	59,789
Legal fees	36,661
Fund accounting fees	35,721
Trustees’ fees and expenses (note 7)	19,799
Shareholders’ reports	13,255
Auditing and tax fees	11,181
Registration fees and dues	10,323
Credit facility fees (note 10)	5,132
Insurance	4,432
Custodian fees	4,083
Compliance services (note 3)	4,037
Miscellaneous	12,765
Total expenses		709,338
Net investment income		1,949,236

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	135,378
Change in unrealized appreciation on investments	1,764,358
Net realized and unrealized gain (loss) on investments		1,899,736
Net change in net assets resulting from operations		$3,848,972

See accompanying notes to financial statements.

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$1,949,236	$4,171,622
Realized gain (loss) from securities transactions	135,378	174,354
Change in unrealized appreciation on investments	1,764,358	2,292,481
Change in net assets resulting from operations	3,848,972	6,638,457

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,542,517)	(3,262,864)

Class C Shares	(38,540)	(89,564)

Class I Shares	(69,208)	(142,026)

Class Y Shares	(297,170)	(673,508)
Change in net assets from distributions	(1,947,435)	(4,167,962)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	10,287,439	15,127,764
Reinvested dividends and distributions	1,549,991	3,251,084
Cost of shares redeemed	(15,292,802)	(27,259,272)
Change in net assets from capital share transactions	(3,455,372)	(8,880,424)
Change in net assets	(1,553,835)	(6,409,929)

NET ASSETS:
Beginning of period	181,094,635	187,504,564
End of period	$179,540,800	$181,094,635

See accompanying notes to financial statements.

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky.  Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”).  The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013.  The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund.  Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization.  Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$3,066,524
Level 2 – Other Significant Observable Inputs – Municipal Bonds	174,490,988
Level 3 – Significant Unobservable Inputs	—
Total	$177,557,512
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $104,181 of which the Distributor retained $4,685.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $21,457. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $7,152. For the six months ended September 30, 2020, the total of these payments with respect to Class C Shares amounted to $28,609 of which the Distributor retained $7,785.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2020, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $11,766 of which $3,362 related to the Plan and $8,404 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $23,737 of which the Distributor received $2,156.

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $892,358 and $4,742,207, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $168,242,633. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,389,287 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $74,408 for a net unrealized appreciation of $9,314,879.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At September 30, 2020, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	657,501	$7,155,854	863,608	$9,325,149
Reinvested dividends and distributions	116,657	1,262,032	243,927	2,640,354
Cost of shares redeemed	(885,040)	(9,566,053)	(1,503,870)	(16,226,994)
Net change	(110,882)	(1,148,167)	(396,335)	(4,261,491)

Class C Shares
Proceeds from shares sold	23,468	253,404	62,494	679,107
Reinvested dividends and distributions	3,437	37,179	7,724	83,527
Cost of shares redeemed	(26,103)	(283,444)	(203,683)	(2,198,568)
Net change	802	7,139	(133,465)	(1,435,934)

Class I Shares
Proceeds from shares sold	–	–	–	–
Reinvested dividends and distributions	6,394	69,172	13,127	142,025
Cost of shares redeemed	(6,468)	(69,975)	(13,282)	(143,684)
Net change	(74)	(803)	(155)	(1,659)

Class Y Shares
Proceeds from shares sold	265,294	2,878,181	474,076	5,123,508
Reinvested dividends and distributions	16,771	181,608	35,564	385,178
Cost of shares redeemed	(498,223)	(5,373,330)	(805,169)	(8,690,026)
Net change	(216,158)	(2,313,541)	(295,529)	(3,181,340)
Total transactions in Fund shares	(326,312)	$(3,455,372)	(825,484)	$(8,880,424)

7. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $19,799. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$4,128,848	$4,663,281
Ordinary Income	39,114	29,026
Capital Gains	—	292,973
	$4,167,962	$4,985,280

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Unrealized appreciation	7,558,924
Undistributed tax-exempt income	159,135
Other temporary differences	(74,449)
$7,643,610

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.79	$10.64	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.12	0.24	0.25	0.26	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.11	0.15	0.18	(0.06)	(0.33)	(0.03)
Total from investment operations	0.23	0.39	0.43	0.20	(0.04)	0.29
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.24)	(0.25)	(0.26)	(0.29)	(0.32)
Distributions from capital gains	—	—	(0.02)	(0.01)	—	—
Total distributions	(0.12)	(0.24)	(0.27)	(0.27)	(0.29)	(0.32)
Net asset value, end of period	$10.90	$10.79	$10.64	$10.48	$10.55	$10.88
Total return (not reflecting sales charge)	2.14%(2)	3.72%	4.10%	1.89%	(0.40)%	2.75%
Ratios/supplemental data
Net assets, end of period (in millions)	$142	$142	$144	$160	$185	$189
Ratio of expenses to average net assets	0.79%(3)	0.80%	0.79%	0.75%	0.73%	0.73%
Ratio of net investment income to average net assets	2.20%(3)	2.26%	2.36%	2.48%	2.69%	3.00%
Portfolio turnover rate	0.5%(2)	6%	6%	9%	27%	7%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.07	0.15	0.16	0.17	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	0.12	0.14	0.19	(0.06)	(0.33)	(0.03)
Total from investment operations	0.19	0.29	0.35	0.11	(0.13)	0.20
Less distributions (note 9):
Dividends from net investment income	(0.07)	(0.15)	(0.16)	(0.17)	(0.20)	(0.23)
Distributions from capital gains	—	—	(0.02)	(0.01)	—	—
Total distributions	(0.07)	(0.15)	(0.18)	(0.18)	(0.20)	(0.23)
Net asset value, end of period	$10.90	$10.78	$10.64	$10.47	$10.54	$10.87
Total return (not reflecting CDSC)	1.80%(2)	2.75%	3.32%	1.03%	(1.24)%	1.88%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$6	$7	$9	$9	$10
Ratio of expenses to average net assets	1.64%(3)	1.65%	1.64%	1.60%	1.58%	1.58%
Ratio of net investment income to average net assets	1.35%(3)	1.41%	1.50%	1.63%	1.84%	2.14%
Portfolio turnover rate	0.5%(2)	6%	6%	9%	27%	7%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.11	0.23	0.23	0.25	0.27	0.31
Net gain on securities (both realized and unrealized)	0.12	0.14	0.19	(0.07)	(0.33)	(0.03)
Total from investment operations	0.23	0.37	0.42	0.18	(0.06)	0.28
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.23)	(0.23)	(0.24)	(0.27)	(0.31)
Distributions from capital gains	—	—	(0.02)	(0.01)	—	—
Total distributions	(0.11)	(0.23)	(0.25)	(0.25)	(0.27)	(0.31)
Net asset value, end of period	$10.90	$10.78	$10.64	$10.47	$10.54	$10.87
Total return	2.16%(2)	3.48%	4.04%	1.74%	(0.55)%	2.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$7	$8	$9
Ratio of expenses to average net assets	0.93%(3)	0.93%	0.94%	0.90%	0.87%	0.87%
Ratio of net investment income to average net assets	2.06%(3)	2.12%	2.20%	2.33%	2.54%	2.86%
Portfolio turnover rate	0.5%(2)	6%	6%	9%	27%	7%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.79	$10.65	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.13	0.26	0.26	0.28	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.12	0.14	0.19	(0.06)	(0.34)	(0.03)
Total from investment operations	0.25	0.40	0.45	0.22	(0.03)	0.31
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.26)	(0.26)	(0.28)	(0.30)	(0.34)
Distributions from capital gains	––	—	(0.02)	(0.01)	—	—
Total distributions	(0.13)	(0.26)	(0.28)	(0.29)	(0.30)	(0.34)
Net asset value, end of period	$10.91	$10.79	$10.65	$10.48	$10.55	$10.88
Total return	2.31%(2)	3.78%	4.35%	2.04%	(0.25)%	2.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$25	$27	$30	$43	$51	$47
Ratio of expenses to average net assets	0.64%(3)	0.65%	0.64%	0.60%	0.58%	0.58%
Ratio of net investment income to average net assets	2.35%(3)	2.41%	2.50%	2.63%	2.84%	3.15%
Portfolio turnover rate	0.5%(2)	6%	6%	9%	27%	7%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. Royden Durham, Tony Tanner and James Thompson as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Durham, the Fund’s lead portfolio manager, is based in Louisville, Kentucky and that he has a comprehensive understanding regarding the economy of the State of Kentucky and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

26  |  Aquila Churchill Tax-Free Fund of Kentucky

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and four other Kentucky intermediate and long municipal bond funds, as classified by Morningstar; three of the funds charge a front-end sales charge and one fund is a no-load fund);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Peer Group for each of the one, three, five and ten-year periods ended May 31, 2020. The Trustees also considered that, as reflected in the Consultant’s Report, the Fund’s average annual total return was lower than the average annual total return of the funds in the Product Category for Performance for the one, three and five-year periods ended May 31, 2020, but higher than the average annual total return of the funds in the Product Category for Performance for the ten-year period ended May 31, 2020. The Trustees further considered that the Fund underperformed its benchmark index for the one, three, five and ten-year periods ended May 31, 2020. The Trustees noted that a no-load fund was included in the Peer Group and considered the impact of the inclusion of such fund in the average annual return of the funds in the Peer Group. The Trustees also considered that the Fund invests primarily in municipal obligations issued by the Commonwealth of Kentucky, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that approximately 1% of the benchmark index consists of Kentucky bonds. The Trustees also noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the third quintile for the three and five-year periods, both ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures and one no load fund that also is a Kentucky state-specific tax-free municipal bond fund).

The Trustees considered that the Fund’s contractual advisory fee was less than the average and median contractual advisory fees of the funds in the Peer Group (at the Fund’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion).

The Trustees noted that the Fund’s actual management fee was lower than the average actual management fee of the funds in both the Peer Group and the Product Category for Expenses (both after giving effect to fee waivers in effect for those funds). They further noted that the Fund’s expenses were less than the average actual expenses of the funds in the Peer Group but higher than the average actual expenses of the funds in the Product Category for Expenses (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that in most instances the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager and the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees considered that the materials indicated that the Fund’s fees are already generally lower than those of its peers, including those funds with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,021.40	$4.00	$1,021.11	$4.00	0.79%
C	$1,000	$1,018.00	$8.30	$1,016.85	$8.29	1.64%
I	$1,000	$1,021.60	$4.71	$1,020.41	$4.71	0.93%
Y	$1,000	$1,023.10	$3.25	$1,021.86	$3.24	0.64%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $4,128,848 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.1% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Brandon M. Moody, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYSAR-1120

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Tuesday, April 27, 2021

Rhode Island Convention Center, Providence, RI

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.
Thank you for your understanding while we navigate these difficult times.

Aquila Narragansett Tax-Free Income Fund “Staying the Course” Serving Rhode Island investors since 1992

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (27.3%)	Ratings Moody’s, S&P and Fitch	Value
	Barrington, Rhode Island
$ 1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$ 1,161,899
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	1,012,249
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,800,168
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,550,396
750,000	4.300%, 07/01/30 Series 2010 A AGMC Insured	A1/AA/AA+	752,250
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,496,617
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,188,630
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	726,776
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,733,781
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,178,570
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	519,435
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	519,785
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	862,477
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	514,975
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A2/AA/NR	1,080,986
1,020,000	3.700%, 06/01/33 Series A	A2/AA/NR	1,078,385
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,675,665
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,540,283
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,128,546
	North Kingstown, Rhode Island
720,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	760,270
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	935,765
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,259,094

1  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Pawtucket, Rhode Island
$ 1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/A+	$ 1,129,119
890,000	4.500%, 07/15/33 Series C AGMC Insured	A2/AA/NR	1,107,498
935,000	4.500%, 07/15/34 Series C AGMC Insured	A2/AA/NR	1,158,026
975,000	4.500%, 07/15/35 Series C AGMC Insured	A2/AA/NR	1,192,971
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,312,528
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,518,555
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,518,210
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	1,020,259
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,102,962
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,042,660
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,217,220
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,350,624
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,162,820
2,000,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,397,980
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,153,000
2,000,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	2,189,820
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,235,870
1,000,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,034,730
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,753,665
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,270,700
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,357,300
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,087,014
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,376,973

2  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Warwick, Rhode Island
$ 2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	$ 2,131,940
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,317,739
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa1/AA/NR	950,160
	Total General Obligation Bonds		67,567,345

	Revenue Bonds (63.1%)
	Development (9.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A2/AA/BBB	3,474,300
3,000,000	4.000%, 09/15/35 Series A AGMC Insured	A2/AA/BBB	3,459,000
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,981,190
	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,641,280
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	1,093,436
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	985,709
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,173,378
	Rhode Island Infrastructure Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,369,684
	Total Development		22,177,977

3  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (2.7%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
$ 1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	$ 1,127,040
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,115,480
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,389,613
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,922,252
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,190,530
	Total Healthcare		6,744,915

	Higher Education (8.5%)
	Rhode Island Health and Education Building Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,508,675
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,324,820
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,796,320
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,088,500
2,500,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,587,150
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,038,630
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,174,130

4  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
$ 500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	$ 564,720
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	2,935,458
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,140,450
	Rhode Island Health and Education Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,025,980
	Total Higher Education		21,184,833

	Housing (5.5%)
	Rhode Island Housing & Mortgage Finance Corp. Home Funding
1,440,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	1,473,048
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
2,000,000	2.100%, 10/01/35 Series 73-A†††	Aa1/AA+/NR	1,992,980
250,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	267,353
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	817,470
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	1,046,830
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,508,450
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,007,520
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,334,278
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,041,890
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,058,700
	Total Housing		13,548,519

5  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (23.7%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
$ 795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$ 956,536
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,952,137
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,771,286
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,045,630
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,042,350
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,321,433
	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,034,000
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,030,660
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	1,109,189
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,774,483

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
$ 1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	$ 1,054,800
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,566,720
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,193,269
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	936,885
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	645,815
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	641,625
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	638,895
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	587,305
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,742,920
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,194,240
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,230,122
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,275,496
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,489,567
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,568,137

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
$ 3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	$ 3,500,460
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	2,028,053
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,000,000	3.500%, 05/15/24 Series 2015 A AGMC Insured	Aa3/AA/NR	1,101,680
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,352,170
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,676,370
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,216,920
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	1,002,940
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,132,900
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,201,480
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,203,360
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,184,070
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,155,810
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	876,896
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,586,654

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
$ 500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	$ 624,725
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	618,590
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	614,840
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	874,996
	Total Public School		58,756,414

	Transportation (4.1%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A-/BBB+	701,529
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A-/BBB+	1,118,063
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,755,885
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	2,069,299
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,200,200
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A-/BBB+	1,105,240
2,000,000	4.000%, 07/01/24 Series B	Baa1/A-/BBB+	2,154,260
	Total Transportation		10,104,476

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Turnpike/Highway (2.1%)
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
$ 1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	$ 1,401,361
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,646,520
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,091,360
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	341,949
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	341,004
345,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	390,399
	Total Turnpike/Highway		5,212,593

	Water and Sewer (6.5%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,555,737
	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	3,126,870
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,216,524
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,063,500
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,062,410
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	2,083,577
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,976,005
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	595,440
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	540,810
	Total Water and Sewer		16,220,873

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Other Revenue (1.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
$ 2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	$ 2,459,920
	Total Revenue Bonds		156,410,520

	Pre-Refunded\Escrowed to Maturity Bonds (4.8%)††
	Healthcare (0.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/NR/NR*	545,215

	Higher Education (2.1%)
	Rhode Island Health and Education Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,170,705
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,531,926
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,055,770
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,504,472
	Total Higher Education		5,262,873

	Public School (0.4%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,030,400

	Turnpike/Highway (1.9%)
	Rhode Island State Turnpike & Bridge Authority
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,611,648
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,016,200
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,007,890
	Total Turnpike/Highway		4,635,738

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Other Revenue (0.2%)
	State of Rhode Island Depositors Economic Protection Corp.
$ 250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	$ 260,158
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	236,319
	Total Other Revenue		496,477
	Total Pre-Refunded\Escrowed to Maturity Bonds		11,970,703
	Total Municipal Bonds (cost $222,110,318)		235,948,568

Shares	Short-Term Investment (4.6%)
11,317,543	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $11,317,543)	Aaa-mf/AAAm/NR	11,317,543

	Total Investments (cost $233,427,861-note 4)	99.8%	247,266,111
	Other assets less liabilities	0.2	471,949
	Net Assets	100.0%	$ 247,738,060

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody’s or AAA of S&P or Fitch	9.5%
Pre-refunded bonds\ETM bonds††	5.1
Aa of Moody's or AA of S&P or Fitch	70.3
A of Moody's or S&P or Fitch	12.0
BBB of S&P or Fitch	3.1
100.0%

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $233,427,861)	$247,266,111
Interest receivable	2,812,488
Receivable for Fund shares sold	161,700
Other assets	19,306
Total assets	250,259,605

LIABILITIES
Payable for investment securities purchased	2,000,000
Dividends payable	208,336
Payable for Fund shares redeemed	117,241
Management fees payable	86,410
Distribution and service fees payable	533
Accrued expenses payable	109,025
Total liabilities	2,521,545
NET ASSETS	$247,738,060

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$223,717
Additional paid-in capital	234,627,784
Total distributable earnings	12,886,559
$247,738,060
CLASS A
Net Assets	$122,599,157
Capital shares outstanding	11,070,945
Net asset value and redemption price per share	$11.07
Maximum offering price per share (100/97 of $11.07)	$11.41

CLASS C
Net Assets	$3,980,241
Capital shares outstanding	359,398
Net asset value and offering price per share	$11.07

CLASS F
Net Assets	$1,928,080
Capital shares outstanding	174,432
Net asset value, offering and redemption price per share	$11.05

CLASS I
Net Assets	$244,522
Capital shares outstanding	22,068
Net asset value, offering and redemption price per share	$11.08

CLASS Y
Net Assets	$118,986,060
Capital shares outstanding	10,744,837
Net asset value, offering and redemption price per share	$11.07

See accompanying notes to financial statements.

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment Income
Interest income		$3,569,107

Expenses
Management fee (note 3)	$614,570
Distribution and service fee (note 3)	115,884
Legal fees	71,305
Transfer and shareholder servicing agent fees	58,214
Fund accounting fees	35,763
Registration fees and dues	33,053
Trustees’ fees and expenses (note 7)	26,411
Shareholders’ reports	14,946
Auditing and tax fees	11,700
Credit facility fees (note 10)	5,874
Insurance	5,780
Custodian fees	5,380
Compliance services (note 3)	4,037
Miscellaneous	12,437
Total expenses	1,015,354

Management fee waived (note 3)	(94,445)
Net expenses		920,909
Net investment income		2,648,198

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(16,585)
Change in unrealized appreciation on investments	3,635,723

Net realized and unrealized gain (loss) on investments		3,619,138
Net change in net assets resulting from operations		$6,267,336

See accompanying notes to financial statements.

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$2,648,198	$5,471,835
Net realized gain (loss) from securities transactions	(16,585)	46,298
Change in unrealized appreciation on investments	3,635,723	3,504,047
Change in net assets resulting from operations	6,267,336	9,022,180

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,264,533)	(2,662,064)

Class C Shares	(31,801)	(86,697)

Class F Shares	(18,896)	(27,071)

Class I Shares	(2,402)	(4,433)

Class Y Shares	(1,330,498)	(2,691,539)
Change in net assets from distributions	(2,648,130)	(5,471,804)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	14,121,038	35,268,763
Reinvested dividends and distributions	1,354,467	2,779,850
Cost of shares redeemed	(15,230,210)	(25,495,217)
Change in net assets from capital share transactions	245,295	12,553,396

Change in net assets	3,864,501	16,103,772

NET ASSETS:
Beginning of period	243,873,559	227,769,787
End of period	$247,738,060	$243,873,559

See accompanying notes to financial statements.

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$11,317,543
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	235,948,568
Level 3 – Significant Unobservable Inputs	—
Total	$247,266,111
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the six months ended September 30, 2020 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. Starting October 1, 2019, the Sub-Advisor has contractually agreed to waive its fee through September 30, 2021 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2020, the Fund incurred management fees of $614,570 of which $94,445 was waived, which included supplemental fee waivers of $69,863 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $90,124, of which the Distributor retained $6,065.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $19,228. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $6,409. The total of these payments with respect to Class C Shares amounted to $25,637, of which the Distributor retained $7,182.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2020, these payments were made at the average annual rate of 0.35% of such net assets amounting to $431 of which $123 related to the Plan and $308 related to the Shareholder Services Plan.

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $56,593, of which the Distributor received $6,583.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $2,852,298 and $7,044,175, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $233,427,861. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,876,040 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $37,790 for a net unrealized appreciation of $13,838,250.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At September 30, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	651,204	$7,206,440	1,098,336	$11,977,410
Reinvested dividends and distributions	84,233	929,527	181,550	1,983,762
Cost of shares redeemed	(627,225)	(6,892,828)	(1,059,290)	(11,524,535)
Net change	108,212	1,243,139	220,596	2,436,637

Class C Shares
Proceeds from shares sold	20,522	225,323	37,733	410,890
Reinvested dividends and distributions	1,210	13,351	2,967	32,392
Cost of shares redeemed	(166,089)	(1,841,382)	(197,211)	(2,145,383)
Net change	(144,357)	(1,602,708)	(156,511)	(1,702,101)

Class F Shares
Proceeds from shares sold	36,705	406,300	87,575	955,535
Reinvested dividends and distributions	1,717	18,923	2,477	27,072
Cost of shares redeemed	(1,948)	(21,412)	(7,633)	(83,055)
Net change	36,474	403,811	82,419	899,552

Class I Shares
Proceeds from shares sold	203	2,242	6,228	68,180
Reinvested dividends and distributions	192	2,125	277	3,034
Cost of shares redeemed	(800)	(8,888)	(2,989)	(32,597)
Net change	(405)	(4,521)	3,516	38,617

Class Y Shares
Proceeds from shares sold	568,567	6,280,733	2,001,097	21,856,748
Reinvested dividends and distributions	35,389	390,541	67,097	733,590
Cost of shares redeemed	(585,706)	(6,465,700)	(1,076,176)	(11,709,647)
Net change	18,250	205,574	992,018	10,880,691
Total transactions in Fund shares	18,174	$245,295	1,142,038	$12,553,396

22  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

7. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $26,411. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2020, the Fund had capital loss carry forwards of $992,234 of which $795,279 retains its character of short-term and $196,955 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$5,380,416	$5,681,096
Ordinary Income	91,388	55,005
	$5,471,804	$5,736,101

23 |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	281,993
Accumulated net realized loss	(992,234)
Unrealized appreciation	10,202,701
Other temporary differences	(225,107)
$9,267,353

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

24  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.12	0.25	0.26	0.27	0.28	0.30
Net gain (loss) on securities (both realized and unrealized)	0.16	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.28	0.42	0.43	0.23	(0.03)	0.41
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.12)	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Net asset value, end of period	$11.07	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	2.54%(2)	3.89%	4.18%	2.18%	(0.30)%	3.85%
Ratios/supplemental data
Net assets, end of period (in millions)	$123	$120	$115	$116	$127	$133
Ratio of expenses to average net assets	0.80%(3)	0.79%	0.79%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	2.10%(3)	2.25%	2.51%	2.53%	2.58%	2.78%
Portfolio turnover rate	1%(2)	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.88%(3)	0.87%	0.86%	0.84%	0.85%	0.85%
Ratio of net investment income to average net assets	2.02%(3)	2.17%	2.43%	2.45%	2.50%	2.70%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.07	0.15	0.17	0.18	0.19	0.21
Net gain (loss) on securities (both realized and unrealized)	0.16	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.23	0.32	0.34	0.14	(0.12)	0.32
Less distributions (note 9):
Dividends from net investment income	(0.07)	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.07)	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Net asset value, end of period	$11.07	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	2.10%(2)	3.01%	3.30%	1.31%	(1.14)%	2.97%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$5	$7	$9	$12	$14
Ratio of expenses to average net assets	1.65%(3)	1.65%	1.63%	1.61%	1.61%	1.62%
Ratio of net investment income to average net assets	1.25%(3)	1.41%	1.66%	1.68%	1.72%	1.93%
Portfolio turnover rate	1%(2)	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.73%(3)	1.73%	1.71%	1.69%	1.69%	1.70%
Ratio of net investment income to average net assets	1.17%(3)	1.33%	1.58%	1.60%	1.64%	1.85%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/20 (unaudited)	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.13	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.16	0.17	0.24
Total from investment operations	0.29	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.26)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.13)	(0.26)	(0.09)
Net asset value, end of period	$11.05	$10.89	$10.72
Total return	2.63%(2)	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.63%(3)	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.27%(3)	2.41%	2.58%(3)
Portfolio turnover rate	1%(2)	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.70%(3)	0.69%	0.71%(3)
Ratio of net investment income to average net assets	2.19%(3)	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.91	$10.74	$10.56	$10.61	$10.92	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.11	0.23	0.26	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	0.18	(0.05)	(0.31)	0.12
Total from investment operations	0.28	0.40	0.44	0.21	(0.05)	0.40
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.11)	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Net asset value, end of period	$11.08	$10.91	$10.74	$10.56	$10.61	$10.92
Total return	2.55%(2)	3.74%	4.24%	1.95%	(0.45)%	3.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.2	$0.2	$0.1	$0.1	$0.2
Ratio of expenses to average net assets	0.96%(3)	0.94%	0.83%	0.89%	0.90%	0.92%
Ratio of net investment income to average net assets	1.95%(3)	2.10%	2.47%	2.41%	2.43%	2.63%
Portfolio turnover rate	1%(2)	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.03%(3)	1.02%	0.91%	0.97%	0.98%	1.00%
Ratio of net investment income to average net assets	1.87%(3)	2.02%	2.39%	2.33%	2.35%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

28  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.12	0.26	0.28	0.29	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	0.16	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.28	0.43	0.45	0.25	(0.01)	0.42
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.12)	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$11.07	$10.91	$10.74	$10.57	$10.61	$10.92
Total return	2.62%(2)	4.05%	4.34%	2.34%	(0.15)%	4.01%
Ratios/supplemental data
Net assets, end of period (in millions)	$119	$117	$105	$106	$104	$101
Ratio of expenses to average net assets	0.65%(3)	0.64%	0.64%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	2.25%(3)	2.40%	2.66%	2.69%	2.73%	2.92%
Portfolio turnover rate	1%(2)	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.73%(3)	0.72%	0.72%	0.69%	0.70%	0.70%
Ratio of net investment income to average net assets	2.17%(3)	2.32%	2.58%	2.61%	2.65%	2.84%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

29  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

30  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Jeffrey Hanna. They considered that Mr. Hanna is based in Providence, Rhode Island and that he has a comprehensive understanding regarding the economy of the State of Rhode Island and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

31  |  Aquila Narragansett Tax-Free Income Fund

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and seven other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in both the Peer Group and the Product Category for Performance for the one, three, five and ten-year periods ended May 31, 2020. The Trustees also considered that the Fund’s average annual return was higher than that of its benchmark index for the one, three, five and ten-year periods ended May 31, 2020.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Rhode Island, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States. They noted that only 0.20% of the benchmark index consists of Rhode Island bonds and that none of the funds in the Peer Group invests in Rhode Island municipal obligations. They further noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the second quintile relative to the funds in the Product Category for Performance for both the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for both the three and five-year periods ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. The Trustees noted that the Fund was the only Rhode Island state-specific tax-free municipal bond fund in the State.

32  |  Aquila Narragansett Tax-Free Income Fund

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory Fees and Sub-Advisory Fees and Fund Expenses.

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 1-3 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median (by only 0.001%) contractual advisory fees of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion). The Trustees noted that the Fund’s actual management fee was higher than the average actual management fee of the funds in the Peer Group but lower than the average actual management fee of the funds in the Product Category for Expenses (after giving effect to fee waivers in effect for those funds). The Trustees further noted that the Fund’s actual expenses (for Class A shares) were lower than the average actual expenses of the funds in the Product Category for Expenses but only slightly higher (by 0.003%) than the average actual expenses (for Class A shares) of the funds in the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees considered that the Manager and, in turn, the Sub-Adviser was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

33  |  Aquila Narragansett Tax-Free Income Fund

Profitability

The Trustees received materials from the Manager and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its advisory fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

34  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,025.40	$4.06	$1,021.06	$4.05	0.80%
C	$1,000	$1,021.00	$8.36	$1,016.80	$8.34	1.65%
F	$1,000	$1,026.30	$3.20	$1,021.91	$3.19	0.63%
I	$1,000	$1,025.50	$4.87	$1,020.26	$4.86	0.96%
Y	$1,000	$1,026.20	$3.30	$1,021.81	$3.29	0.65%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

35  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $5,380,416 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 98.3% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

36  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RISAR-1120

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Tuesday, May 25, 2021

Wellshire Event Center, Denver, CO

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.
Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Fund of Colorado “Staying the Course” Serving Colorado investors since 1987

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (39.5%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (0.5%)
	Englewood, Colorado
$ 1,000,000	5.000%, 12/01/30	NR/AA+/NR	$ 1,276,450

	Metropolitan District (1.4%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,780,024
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,219,990
	Total Metropolitan District		4,000,014

	School Districts (37.1%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA/NR	3,582,870
1,000,000	5.000%, 12/15/25	Aa2/AA/NR	1,237,490
1,435,000	5.000%, 12/15/29	Aa2/AA/NR	1,804,800
1,000,000	5.500%, 12/15/31	Aa2/AA/NR	1,350,990
3,150,000	5.000%, 12/15/32	Aa2/AA/NR	3,903,511
	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,080,060
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,236,040
	Adams & Arapahoe Counties, Colorado Joint School District #28J
4,125,000	5.000%, 12/01/30	Aa2/NR/AA	5,165,737
	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA/NR	1,137,985
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,206,920
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,193,560
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,298,023
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,762,962
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,484,891

1  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Arapahoe County, Colorado School District #001 Englewood
$ 1,465,000	5.000%, 12/01/27	Aa2/NR/NR	$ 1,799,840
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa2/NR/NR	1,246,180
	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA+/NR	2,395,060
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA+/NR	2,532,040
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa2/AA+/NR	1,261,160
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,849,565
	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa1/AA+/AA+	3,120,360
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,518,300
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,383,440
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,754,080
	Douglas County, Colorado School District No. RE 1, Douglas & Elbert Counties Series B
3,000,000	5.000%, 12/15/31	Aa1/NR/AA+	3,938,010
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA/NR	1,342,786
1,000,000	5.000%, 12/01/29	Aa2/AA/NR	1,256,410
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,621,380

2  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	El Paso County, Colorado School District #20 Refunding
$ 1,945,000	4.375%, 12/15/23	Aa2/NR/NR	$ 2,040,850
2,255,000	5.000%, 12/15/29	Aa2/NR/NR	2,836,113
1,250,000	5.000%, 12/15/31	Aa2/NR/NR	1,556,675
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,967,920
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa2/AA/NR	2,842,771
1,500,000	5.000%, 12/15/30	Aa2/AA/NR	1,978,890
2,600,000	5.000%, 12/15/31	Aa2/AA/NR	3,398,668
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,135,120
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,234,580
1,000,000	5.000%, 12/15/30	Aa2/NR/AA+	1,314,650
800,000	5.000%, 12/15/30	Aa2/NR/NR	1,051,720
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,630,680
	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,453,330
	Pueblo County, Colorado School District No. 60
2,000,000	5.000%, 12/15/30	Aa2/AA/NR	2,713,040
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,258,235

3  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Summit County, Colorado School District No. RE 1 Refunding
$ 2,000,000	4.000%, 12/01/24	Aa1/NR/NR	$ 2,083,820
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,526,580
	Total School Districts		104,488,092

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,353,543
	Total General Obligation Bonds		111,118,099

	Revenue Bonds (46.3%)
	Airport (1.5%)
	Denver, Colorado City & County Airport Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/AA-	4,362,872

	City & County (1.1%)
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,794,300
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,316,310
	Total City & County		3,110,610

	Electric (2.7%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA+/AA	1,234,340
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA+/AA	2,865,902
	Colorado Springs, Colorado Utilities Revenue Refunding Series 2020A
500,000	5.000%, 11/15/31	Aa2/AA+/NR	690,910
500,000	5.000%, 11/15/32	Aa2/AA+/NR	685,595
400,000	5.000%, 11/15/33	Aa2/AA+/NR	544,556

4  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement Series 2019A
$ 1,310,000	5.000%, 11/01/30	NR/A+/NR	$ 1,732,292
	Total Electric		7,753,595

	Higher Education (13.6%)
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
935,000	5.000%, 09/01/22	A2/A+/NR	938,301
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	909,921
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	8,117,130
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,223,850
	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,288,003
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,259,830
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding, Series 2019A
1,110,000	5.000%, 11/01/30	Aa3/NR/NR	1,475,667
1,710,000	5.000%, 11/01/32	Aa3/NR/NR	2,243,657
835,000	5.000%, 11/01/33	Aa3/NR/NR	1,090,001
	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	3,459,158
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,597,825
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,666,013

5  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	University of Colorado Enterprise System, Series A
$ 2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	$ 3,110,359
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,453,268
	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,624,880
	University of Colorado Enterprise System, Series 2019B
1,000,000	5.000%, 06/01/32	Aa1/NR/AA+	1,316,510
1,000,000	5.000%, 06/01/33	Aa1/NR/AA+	1,308,960
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,161,450
	Total Higher Education		38,244,783

	Hospital (0.5%)
	Colorado Health Facilities Authority, Sanford
1,000,000	5.000%, 11/01/30 Series 2019A	NR/A+/A+	1,290,580

	Lease (10.5%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,390,634
	Colorado State BEST COP Series K
3,500,000	5.000%, 03/15/30	Aa2/AA-/NR	4,339,930
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	3,068,125
	Colorado State BEST COP Series M
2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	2,529,660
	Colorado State COP
2,695,000	4.000%, 12/15/34 Series 2020 A	Aa2/AA-/NR	3,295,635
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,124,313
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,317,607

6  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Lease (continued)
	Douglas County, Colorado COP (Libraries)
$ 1,570,000	5.000%, 12/01/27	Aa2/NR/NR	$ 1,851,721
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,684,373
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,211,610
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	3,081,705
	South Suburban Park and Recreation District, Colorado COP
1,000,000	5.000%, 12/15/31	NR/AA-/NR	1,292,640
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	Aa3/NR/NR	863,842
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,489,472
	Total Lease		29,541,267

	Sales Tax (3.0%)
	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,395,004
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,272,480
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,111,344
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,291,851
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,212,610
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,176,045
	Total Sales Tax		8,459,334

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (3.5%)
	E-470 Public Highway Authority, Colorado Senior Revenue
$ 2,515,000	5.000%, 09/01/36	A2/A/NR	$ 3,304,006
	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	A1/AA-/AA-	2,337,420
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project Series 2013A
3,000,000	5.000%, 11/01/32	Aa2/AA+/AA	4,152,780
	Total Transportation		9,794,206

	Water & Sewer (9.9%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,577,915
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,214,157
	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	Aa3/NR/NR	2,063,381
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,706,100
	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	Aa3/NR/NR	3,575,846
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,135,308
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,046,420
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,096,296
	East Cherry Creek Water & Sanitation District Arapahoe County Water Revenue Activity Enterprise Refunding, Series 2020
1,085,000	5.000%, 11/15/32	NR/AA-/NR	1,434,055

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	Firestone, Colorado Water Enterprise, Series 2020
$ 750,000	5.000%, 12/01/32 BAMAC Insured	NR/AA/NR	$ 1,012,177
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,131,097
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,581,702
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,075,270
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,228,070
	St. Vrain, Colorado Sanitation District Wastewater Revenue Refunding and Improvement Bonds, Series 2020
800,000	4.000%, 12/01/31	NR/AA/NR	994,416
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,194,245
	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,683,080
	Total Water & Sewer		27,749,535
	Total Revenue Bonds		130,306,782

	Pre-Refunded Bonds (11.7%)††
	Pre-Refunded General Obligation Bonds (1.3%)
	Metroplitan Districts (1.3%)
	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,724,223
	Poudre Tech Metropolitan District, Colorado Unlimited Property Tax Supported Revenue Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,005,880
	Total Pre-Refunded General Obligation Bonds		3,730,103

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (10.4%)	Ratings Moody’s, S&P and Fitch	Value
	Electric (1.1%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
$ 835,000	4.000%, 11/15/26	Aa2/AA+/AA	$ 838,858
165,000	4.000%, 11/15/26	NR/NR/NR*	165,762
840,000	4.000%, 11/15/27	Aa2/AA+/AA	843,881
160,000	4.000%, 11/15/27	NR/NR/NR*	160,739
	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA+/AA	1,168,268
	Total Electric		3,177,508

	Higher Education (4.3%)
	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25 SHEIP Insured	Aa2/AA/NR	2,457,481
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,489,875
	University of Colorado Enterprise System, Series A
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,061,700
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
2,810,000	5.000%, 06/01/26 SHEIP Insured	Aa2/AA/NR	2,900,398
2,940,000	5.000%, 06/01/28 SHEIP Insured	Aa2/AA/NR	3,034,580
	Total Higher Education		11,944,034

	Lease (3.8%)
	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,879,883
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa2/NR/NR	2,014,480
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,056,490
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,684,917
	Total Lease		10,635,770

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (1.2%)
	Grand Junction, Colorado General Fund
$ 1,900,000	5.000%, 03/01/23	NR/AA/NR	$ 1,984,303
	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,323,350
	Total Sales Tax		3,307,653
	Total Pre-Refunded Revenue Bonds		29,064,965
	Total Pre-Refunded Bonds		32,795,068
	Total Municipal Bonds (cost $258,358,383)		274,219,949

Shares	Short-Term Investment (1.4%)
3,981,083	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $3,981,083)	Aaa-mf/AAAm/NR	3,981,083

	Total Investments (cost $262,339,466 note 4)	98.9%	278,201,032
	Other assets less liabilities	1.1	3,164,273
	Net Assets	100.0%	$281,365,305

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	2.1%
Prerefunded bonds ††	12.0
Aa of Moody's or AA of S&P or Fitch	78.2
A of Moody's or S&P or Fitch	7.7
100.0%

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC -Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $262,339,466)	$278,201,032
Interest receivable	3,259,327
Receivable for Fund shares sold	244,120
Other assets	23,306
Total assets	281,727,785

LIABILITIES
Management fee payable	110,747
Payable for Fund shares redeemed	82,999
Dividends payable	76,872
Distribution and service fees payable	1,366
Accrued expenses payable	90,496
Total liabilities	362,480
NET ASSETS	$281,365,305

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$261,427
Additional paid-in capital	267,147,271
Total distributable earnings	13,956,607
$281,365,305
CLASS A
Net Assets	$187,990,204
Capital shares outstanding	17,476,642
Net asset value and redemption price per share	$10.76
Maximum offering price per share (100/97 of $10.76)	$11.09

CLASS C
Net Assets	$8,059,657
Capital shares outstanding	750,871
Net asset value and offering price per share	$10.73

CLASS Y
Net Assets	$85,315,444
Capital shares outstanding	7,915,218
Net asset value, offering and redemption price per share	$10.78

See accompanying notes to financial statements.

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment Income
Interest income		$3,385,554

Expenses
Management fees (note 3)	$689,804
Distribution and service fees (note 3)	91,401
Transfer and shareholder servicing agent fees	67,780
Legal fees	49,683
Trustees’ fees and expenses (note 7)	29,000
Registration fees and dues	17,189
Auditing and tax fees	11,983
Shareholders’ reports	11,011
Insurance	6,554
Credit facility fees (note 10)	6,167
Custodian fees	5,206
Compliance services (note 3)	4,041
Miscellaneous	23,610
Total Expenses	1,013,429

Management fee waived (note 3)	(27,592)
Net expenses		985,837
Net investment income		2,399,717

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	—
Change in unrealized appreciation on investments	4,937,254
Net realized and unrealized gain (loss) on investments		4,937,254
Net change in net assets resulting from operations		$7,336,971

See accompanying notes to financial statements.

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$2,399,717	$5,449,542
Realized gain (loss) from securities transactions	—	63,556
Change in unrealized appreciation on investments	4,937,254	2,345,296
Change in net assets resulting from operations	7,336,971	7,858,394

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,646,031)	(3,837,697)

Class C Shares	(33,019)	(90,204)

Class Y Shares	(719,793)	(1,518,382)
Change in net assets from distributions	(2,398,843)	(5,446,283)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	20,538,840	34,316,327
Reinvested dividends and distributions	1,944,273	4,375,493
Cost of shares redeemed	(11,941,520)	(42,249,206)
Change in net assets from capital share transactions	10,541,593	(3,557,386)
Change in net assets	15,479,721	(1,145,275)

NET ASSETS:
Beginning of period	265,885,584	267,030,859
End of period	$281,365,305	$265,885,584

See accompanying notes to financial statements.

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado.  Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”).  The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013.  The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund.  Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization.  Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$3,981,083
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	274,219,949
Level 3 – Significant Unobservable Inputs	—
Total	$278,201,032
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2020 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2020, the Fund incurred management fees of $689,804 of which $27,592 was waived under the contractual fee waiver.

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. Starting December 1, 2019, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2021 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075% (For the period April 1, 2020 to August 31, 2020 the annual rate was 0.05%). For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $50,352 of which the Distributor retained $3,028.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $30,787. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $10,262. The total of these payments with respect to Class C Shares amounted to $41,049 of which the Distributor retained $9,717.

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $14,431 of which the Distributor received $3,835.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $18,472,438 and $3,855,000, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $262,310,042. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $15,954,043 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $63,053 for a net unrealized appreciation of $15,890,990.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At September 30, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	265,727	$2,857,800	1,173,674	$12,394,400
Reinvested dividends and distributions	130,412	1,399,130	303,272	3,212,928
Cost of shares redeemed	(526,306)	(5,637,771)	(1,810,602)	(19,109,103)
Net change	(130,167)	(1,380,841)	(333,656)	(3,501,775)

Class C Shares
Proceeds from shares sold	43,593	466,896	194,797	2,060,791
Reinvested dividends and distributions	2,970	31,782	7,969	84,203
Cost of shares redeemed	(80,242)	(859,757)	(324,099)	(3,409,613)
Net change	(33,679)	(361,079)	(121,333)	(1,264,619)

Class Y Shares
Proceeds from shares sold	1,601,511	17,214,144	1,874,115	19,861,136
Reinvested dividends and distributions	47,736	513,361	101,514	1,078,362
Cost of shares redeemed	(506,224)	(5,443,992)	(1,867,652)	(19,730,490)
Net change	1,143,023	12,283,513	107,977	1,209,008
Total transactions in Fund shares	979,177	$10,541,593	(347,012)	$(3,557,386)

7. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $29,000. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $1,925,753 of which $1,758,365 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$5,368,189	$6,267,404
Ordinary Income	78,094	24,106
	$5,446,283	$6,291,510

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	90,908
Unrealized appreciation	10,930,752
Accumulated net realized loss	(1,925,753)
Other temporary differences	(77,428)
$9,018,479

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.56	$10.46	$10.31	$10.51	$10.83	$10.80
Income from investment operations:
Net investment income(1)	0.09	0.22	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.20	0.10	0.15	(0.20)	(0.33)	0.03
Total from investment operations	0.29	0.32	0.39	0.06	(0.05)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.09)	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Net asset value, end of period	$10.76	$10.56	$10.46	$10.31	$10.51	$10.83
Total return (not reflecting sales charge)	2.79%(2)	3.03%	3.86%	0.55%	(0.44)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$188	$186	$188	$196	$208	$220
Ratio of expenses to average net assets	0.70%(3)	0.71%	0.70%	0.68%	0.68%	0.67%
Ratio of net investment income to average net assets	1.75%(3)	2.04%	2.35%	2.47%	2.57%	2.89%
Portfolio turnover rate	1%(2)	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.72%(3)	0.73%	0.72%	0.70%	0.70%	0.69%
Ratio of net investment income to average net assets	1.73%(3)	2.02%	2.33%	2.45%	2.55%	2.87%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.54	$10.44	$10.29	$10.49	$10.80	$10.78
Income from investment operations:
Net investment income(1)	0.04	0.12	0.14	0.16	0.17	0.21
Net gain (loss) on securities (both realized and unrealized)	0.19	0.10	0.15	(0.20)	(0.31)	0.02
Total from investment operations	0.23	0.22	0.29	(0.04)	(0.14)	0.23
Less distributions (note 9):
Dividends from net investment income	(0.04)	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.04)	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$10.73	$10.54	$10.44	$10.29	$10.49	$10.80
Total return (not reflecting CDSC)	2.21%(2)	2.06%	2.88%	(0.41)%	(1.29)%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$8	$9	$15	$21	$24
Ratio of expenses to average net assets	1.65%(3)	1.66%	1.65%	1.63%	1.62%	1.62%
Ratio of net investment income to average net assets	0.81%(3)	1.09%	1.40%	1.52%	1.62%	1.94%
Portfolio turnover rate	1%(2)	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.67%(3)	1.68%	1.67%	1.65%	1.64%	1.64%
Ratio of net investment income to average net assets	0.79%(3)	1.07%	1.38%	1.50%	1.60%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.58	$10.49	$10.34	$10.54	$10.86	$10.83
Income from investment operations:
Net investment income(1)	0.10	0.22	0.25	0.27	0.28	0.32
Net gain (loss) on securities (both realized and unrealized)	0.20	0.09	0.15	(0.20)	(0.32)	0.02
Total from investment operations	0.30	0.31	0.40	0.07	(0.04)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.10)	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Net asset value, end of period	$10.78	$10.58	$10.49	$10.34	$10.54	$10.86
Total return	2.82%(2)	2.98%	3.90%	0.61%	(0.38)%	3.24%
Ratios/supplemental data
Net assets, end of period (in millions)	$85	$72	$70	$76	$83	$79
Ratio of expenses to average net assets	0.65%(3)	0.66%	0.65%	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	1.80%(3)	2.09%	2.40%	2.52%	2.62%	2.94%
Portfolio turnover rate	1%(2)	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.67%(3)	0.68%	0.67%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.78%(3)	2.07%	2.38%	2.50%	2.60%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

27  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Christopher Johns. They considered that Mr. Johns is based in Denver, Colorado and that he has a comprehensive understanding regarding the economy of the State of Colorado and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

28  |  Aquila Tax-Free Fund of Colorado

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A Shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and eight other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Peer Group for the one-year period ended May 31, 2020, but lower than the average annual total return of the funds in the Peer Group for the three, five and ten-year periods ended May 31, 2020. The Trustees also considered that the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the one and ten-year periods ended May 31, 2020, but lower than the average annual return of the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s average annual return was lower than the average annual total return of the benchmark index for the one, three, five and ten-year periods ended May 31, 2020. The Trustees considered that the Fund invests primarily in municipal obligations issued by the State of Colorado, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2.0% of the benchmark index consists of Colorado bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for both the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the third quintile for both the three and five-year periods ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

29  |  Aquila Tax-Free Fund of Colorado

The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and Sub-Adviser’s view that the Fund’s performance, as compared to its peer group, was explained in part by the Fund’s somewhat higher-quality portfolio and lower duration.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was 0.003% higher than the average, and equal to the median, contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and 0.005% lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at the Fund’s current asset level). The Trustees noted that the Fund’s actual management fee (after giving effect to the fee waiver) was higher than the average actual management fee of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds). They noted, however, that the Fund’s actual expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, were lower than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from the Manager and the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

30  |  Aquila Tax-Free Fund of Colorado

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Sub-Adviser has agreed, through a contractual waiver of its sub-advisory fees, to include breakpoints in its fee schedule based on the size of the Fund. In addition, it was noted that the Manager had contractually agreed to waive its fees to the extent necessary in order to pass the benefits of the breakpoints in the sub-advisory fee schedule and the Sub-Adviser’s fee waiver under the Sub-Advisory Agreement to the shareholders of the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

31  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,027.90	$3.56	$1,021.56	$3.55	0.70%
C	$1,000	$1,002.10	$8.36	$1,016.80	$8.34	1.65%
Y	$1,000	$1,028.20	$3.30	$1,021.81	$3.29	0.65%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

32  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $5,368,189 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 98.6% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

33  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COSAR-1120

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Fund For Utah “Staying the Course” Serving Utah investors since 1992

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (12.3%)	Ratings Moody’s, S&P and Fitch	Value
	City and County (2.5%)
	Anchorage, Alaska
$ 600,000	4.000%, 04/01/36 Series 2020 E	NR/AAA/AA+	$ 726,624
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	A1/AA-/NR	1,194,140
	Clark County, Nevada, Refunding
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	1,062,860
	Henderson, Nevada Limited Tax Utility System
1,000,000	3.000%, 06/01/37 Series 2020A-1	Aa2/AA+/NR	1,100,830
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,190,320
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A2/AA/NR	1,213,630
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,731,929
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,117,860
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	1,004,018
	San Antonio, Texas General Improvement Bonds
1,000,000	4.000%, 08/01/33 Series 2020	Aaa/AAA/AA+	1,228,180
	Total City and County		11,570,391

	Healthcare (0.4%)
	Bexar County, Texas Hospital District Limited Tax
500,000	4.000%, 02/15/37 Series 2020	Aa1/NR/AA+	593,545
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,227,550
	Total Healthcare		1,821,095

1  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (0.6%)
	Alaska State Municipal Bond Bank
$ 540,000	5.000%, 02/01/30 AMT	NR/A+/A	$ 659,313
565,000	5.000%, 02/01/31 AMT	NR/A+/A	686,232
590,000	5.000%, 02/01/32 AMT	NR/A+/A	712,832
670,000	4.000%, 12/01/33	A1/A+/NR	784,027
	Total Local Public Property		2,842,404

	Public Schools (6.7%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,194,860
	Austin, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 08/01/33 Series 2020 PSF Guaranteed	Aaa/NR/NR	1,248,280
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,536,500
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,231,150
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,599,795
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,962,551
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,243,500
	Crandall, Texas Independent School District Unlimited Tax
1,010,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,153,268
	Fort Bend, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 08/15/34 Series 2020A PSF Guaranteed	NR/AAA/AAA	1,230,730
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,196,790
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aaa/NR/NR	1,516,996

2  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Midlothian, Texas Independent School District Unlimited Tax
$ 1,000,000	4.000%, 02/15/37 Series 2020 PSF Guaranteed	Aaa/AAA/NR	$ 1,187,090
	Rio Grande City, Texas Independent School District Unlimited Tax
1,000,000	3.000%, 08/15/35 Series 2020 PSF Guaranteed	NR/AAA/AAA	1,114,750
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,628,742
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,776,752
	Washoe County, Nevada School Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,190,420
	Weatherford, Texas Independent School District Unlimited Tax Refunding
365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	361,981
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	490,547
	West Texas Independent School District Unlimited Tax
1,360,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,552,998
	Total Public Schools		30,417,700

	State (1.4%)
	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,215,330
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,218,490
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,288,890
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,280,530
1,000,000	3.000%, 07/01/34	Aaa/AAA/AAA	1,136,740
	Total State		6,139,980

3  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (0.7%)
	Central Utah Water Conservancy District Refunding
$ 765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	$ 782,580
	Las Vegas Valley, Nevada Water District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA/NR	1,235,244
	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	553,900
490,000	4.000%, 06/01/22	NR/AA/NR	521,507
	Total Water and Sewer		3,093,231
	Total General Obligation Bonds		55,884,801

	Revenue Bonds (66.9%)
	Airport (6.2%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	608,165
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,076,100
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	1,250,830
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/36 AMT Series A	Aa3/A+/AA-	1,236,150
	Miami-Dade County, Florida Aviation Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A-/A	1,680,561
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A+/NR	1,211,830
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	4,635,975
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,236,260
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A+/NR	1,254,970
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A+/NR	1,242,580
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	3,734,508
410,000	5.000%, 07/01/34 AMT Series A	A2/A+/NR	484,148

4  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airport (continued)
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport (continued)
$ 1,000,000	5.000%, 07/01/47 AMT Series A	A2/A+/NR	$ 1,147,390
1,240,000	5.000%, 07/01/30 Series B	A2/A+/NR	1,528,399
850,000	5.000%, 07/01/31 Series B	A2/A+/NR	1,042,788
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	627,620
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,830,595
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,575,083
	Total Airport		28,403,952

	Charter Schools (8.5%)
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,683,555
	Utah State Charter School Finance Authority Good Foundations Academy
550,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	550,385
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,656,258
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,282,198
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,504,126
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,518,322
	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	426,793
440,000	4.000%, 04/15/24	NR/AA/NR	488,374
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,930,651
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,118,700

5  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
$ 475,000	4.000%, 10/15/22	NR/AA/NR	$ 507,832
505,000	4.000%, 10/15/23	NR/AA/NR	538,012
525,000	4.000%, 10/15/24	NR/AA/NR	559,214
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,131,000
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,112,690
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	579,675
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	1,053,090
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	598,180
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	622,920
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	590,734
	Utah State Charter School Finance Authority Venture Academy
675,000	4.000%, 10/15/24	NR/AA/NR	719,125
855,000	5.000%, 10/15/29	NR/AA/NR	988,927
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,249,724
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,240,504
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,284,185
	Utah State Charter School Finance Authority Voyage Academy
1,095,000	5.000%, 03/15/27 144A	NR/NR/NR*	1,095,613
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,440,952
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,786,340

6  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
$ 740,000	5.000%, 10/15/29	NR/AA/NR	$ 813,460
700,000	5.000%, 10/15/36	NR/AA/NR	763,399
	Total Charter Schools		38,834,938

	Electric (4.6%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,149,960
	Heber Light & Power Co., Utah Electric Revenue Refunding
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A2/AA/AA-	603,985
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A2/AA/AA-	773,819
	Jacksonville Electric Authority, Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A	A2/A+/NR	35,641
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	665,855
850,000	5.000%, 06/01/31	NR/A+/NR	1,076,466
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,306,840
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,188,580
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA/AA+	1,434,950
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,378,728
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,822,127

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
$ 750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	$ 883,523
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	541,320
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	475,110
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	935,540
905,000	5.000%, 03/01/32	NR/A/AA-	1,059,846
745,000	5.000%, 03/01/34	NR/A/AA-	871,061
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/AA-	372,402
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,607,740
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured	A2/AA/NR	835,054
	Total Electric		21,018,547

	Healthcare (2.2%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	840,292
	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	541,388
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,164,740
	Murray City, Utah Hospital Revenue, IHC Health Services, Inc. VRDN***
7,670,000	0.100%, 05/15/37 (daily floating rate)	Aa1/AA+/NR	7,670,000
	Total Healthcare		10,216,420

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (7.7%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
$ 1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	$ 1,093,420
	Salt Lake County, Utah Westminster College Project
720,000	5.000%, 10/01/20	NR/BBB/NR	720,000
555,000	5.000%, 10/01/21	NR/BBB/NR	571,805
790,000	5.000%, 10/01/22	NR/BBB/NR	831,878
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,185,301
955,000	5.000%, 10/01/28	NR/BBB/NR	1,039,250
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,042,581
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,089,701
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,139,949
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	610,000
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,164,370
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,128,986
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	814,064
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	848,196
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,483,185
	Utah State Board of Regents Lease Revenue
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	426,483
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,638
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,431
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,558,196
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,201,780

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
$ 750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	$ 1,002,555
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	273,034
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	637,085
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	567,302
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	706,140
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	557,645
650,000	4.000%, 08/01/37 Series A	Aa1/AA+/NR	773,097
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,212,240
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,812,930
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,264,076
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	2,157,031
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,415,876
	Total Higher Education		34,900,225

	Housing (3.1%)
	King County, Washington Housing Authority Pooled Refunding
2,060,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	2,426,041
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	1,082,982
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	587,565
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	446,600
	South Dakota Housing Development Authority Homeownership Mortgage
250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	252,520
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	503,625
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	501,475

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (continued)
	Texas Department of Housing & Community Affair, Single Family Mortgage
$ 955,000	2.000%, 03/01/30 Series 2020A GNMA Insured	Aaa/AA+/NR	$ 990,354
	Utah Housing Corporation Single Family Mortgage
25,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	25,044
85,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	85,145
1,580,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	1,582,054
45,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	45,063
60,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	60,120
1,760,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA-	1,881,088
795,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	856,978
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	573,360
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	517,030
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	866,961
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	561,785
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	162,155
	Total Housing		14,007,945

	Local Public Property (12.2%)
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,339,695
	Brigham, Utah Special Assessment Voluntary Assessment Area
505,000	5.250%, 08/01/23	A1/NR/NR	506,944
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	AA3/AA/NR	1,221,970

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
$ 1,000,000	5.000%, 09/01/28	NR/A+/AA-	$ 1,075,030
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,074,560
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,072,690
	Clark County, Nevada Improvement District Special Local Improvement #128 (Summerlin)
445,000	5.000%, 02/01/21 Series A	NR/NR/NR*	448,493
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,202,970
	Eagle Mountain, Utah Special Assessment Area
260,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	286,985
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A3/BBB/NR	531,695
	Hillsborough County, Florida Capital Improvement Non-Ad Valorem Revenue Bonds
1,000,000	4.000%, 08/01/35	Aa1/AAA/Aa+	1,207,160
	Houston, Texas Hotel Occupancy Tax and Special Revenue
500,000	5.000%, 09/01/31	A2/A/NR	523,635
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A1/AA/AA-	1,153,811
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
1,085,000	5.000%, 09/01/32 Series 2015	A1/A+/A	1,251,352
	Mesquite, Nevada New Special Improvement District
225,000	5.500%, 08/01/25	NR/NR/NR*	226,721
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	951,562
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,580,550
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,242,390

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
$ 1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	$ 1,160,570
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,150,230
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A2/AA/NR	676,650
	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,026,348
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	744,660
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	448,191
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	479,018
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,320,379
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	515,706
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	914,982
810,000	5.000%, 02/15/31	Aa3/NR/NR	1,005,550
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,170,000	4.000%, 11/01/27	NR/AA+/NR	1,381,548
1,475,000	4.000%, 11/01/28	NR/AA+/NR	1,724,850
1,285,000	4.000%, 11/01/30	NR/AA+/NR	1,480,217
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	564,675
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	557,670
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	1,018,130
885,000	4.000%, 12/15/29	NR/AA-/NR	1,052,035
920,000	4.000%, 12/15/30	NR/AA-/NR	1,082,941

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
$ 2,350,000	4.000%, 04/01/32	Aa2/NR/NR	$ 2,637,241
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	616,465
500,000	5.000%, 10/01/37	Aa3/NR/NR	609,630
	Weber County, Utah Special Assessment Summit Mountain Area
1,560,000	5.500%, 01/15/28	NR/AA/NR	1,735,609
4,055,000	5.750%, 01/15/33	NR/AA/NR	4,529,557
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,232,280
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,217,960
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,815,240
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	1,008,657
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,211,630
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	380,997
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	896,492
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,326,392
	Total Local Public Property		55,420,713

	Public Schools (1.7%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,184,019
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,341,635

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Grand City, Utah Local Building Authority School District Lease Revenue
$ 1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	$ 1,996,651
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,407,375
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,494,077
	Uintah County, Utah School District Municipal Building Authority Lease Revenue Refunding
358,000	2.000%, 08/01/22	NR/NR/NR*	358,494
	Total Public Schools		7,782,251

	Sales Tax (9.4%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,213,770
	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	2,327,980
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,735,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,911,588
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,423,823
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,813,879
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,435,379
420,000	4.000%, 06/01/36 Series 2019	NR/AA+/NR	492,227
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,176,880
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,864,476
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	583,550

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Riverton City, Utah Franchise & Sales Tax Revenue
$ 750,000	4.000%, 06/01/30	NR/AA+/AAA	$ 844,935
	Salt Lake County, Utah Sales & Excise Tax Revenue Refunding
525,000	4.000%, 04/01/21 Series A	Aa1/AAA/NR	535,070
	Salt Lake County, Utah Sales Tax Revenue
525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/NR	558,731
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,905,600
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,198,330
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,368,840
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,642,198
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	2,013,365
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	3,547,700
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	4,085,791
1,560,000	5.000%, 06/15/37 Series A	A1/A+/AA	1,798,836
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	4,237,968
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,252,270
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	726,140
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	2,012,815
	Total Sales Tax		42,972,141

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (2.3%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
$ 315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	$ 377,710
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	411,665
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	437,378
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	632,765
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	606,202
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	744,416
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
1,660,000	3.000%, 10/15/20 Series A	NR/NR/BBB-	1,661,278
610,000	5.000%, 10/15/21 Series A	NR/NR/BBB-	635,730
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	677,824
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	779,438
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,169,350
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,100,851
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,133,518
	Total State Agency		10,368,125

	Transportation (1.0%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,339,640
500,000	5.000%, 07/01/36	Aa3/AA-/NR	597,330
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,180,660

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (continued)
	Utah Transit Authority Sales Tax & Transportation Revenue
$ 195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	$ 270,648
	Total Transportation		4,388,278

	Water and Sewer (8.0%)
	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	1,169,437
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	481,824
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,165,100
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	584,930
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,173,400
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	253,946
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,268,930
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,172,530
	Jordanelle, Utah Special Service District
253,000	5.600%, 11/15/20	NR/NR/NR*	252,949
268,000	5.700%, 11/15/21	NR/NR/NR*	267,973
283,000	5.800%, 11/15/22	NR/NR/NR*	283,003
299,000	6.000%, 11/15/23	NR/NR/NR*	299,063
	Lakewood, WA Water District
750,000	4.000%, 12/01/37 AMT	NR/AA-/NR	848,715
	Miami-Dade County, Florida Water and Sewer Revenue System
2,000,000	5.000%, 10/01/26	Aa3/AA-/A+	2,439,480

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Okaloosa County, Florida Water and Sewer Revenue
$ 1,000,000	5.000%, 07/01/30	Aa3/NR/AA+	$ 1,200,460
	Park City, Utah Water Revenue Green Bonds
5,175,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	5,913,524
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	245,227
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	448,118
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	596,792
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	638,719
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	652,076
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,219,800
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,705,270
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,212,230
500,000	4.000%, 02/01/38	Aa1/AAA/NR	598,200
	San Antonio, Texas Water Revenue System Junior Lien
500,000	4.000%, 05/15/37 Series 2020C	Aa2/AA/AA	607,910
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,128,400
	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,522,745
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,309,350
	Utah Water Finance Agency Revenue
950,000	4.000%, 03/01/33	NR/AA/AA	1,098,989
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,193,620
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,228,130
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	999,610

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	West Harris County, Texas Regional Water Authority
$ 815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	$ 995,832
	Total Water and Sewer		36,176,282
	Total Revenue Bonds		304,489,817

	Pre-Refunded Bonds (16.2%)††
	Pre-Refunded General Obligation Bonds (2.8%)
	City and County (1.6%)
	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	1,134,960
	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,126,890
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	879,848
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	879,848
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,177,050
	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,072,100
	Total City and County		7,270,696

	Healthcare (0.2%)
	King County, Washington Public Hospital District No. 002, Refunding, Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/NR/NR	1,008,470

	Public Schools (1.0%)
	Granite School District, Utah, Salt Lake County School Building (School Board Guaranty Program)
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,032,510

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
$ 2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	$ 573,605
	Washoe County, Nevada School District Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,065,020
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	755,710
	Total Public Schools		4,426,845
	Total Pre-Refunded General Obligation Bonds		12,706,011

	Pre-Refunded Revenue Bonds (13.4%)
	Charter Schools (0.2%)
	Utah State Charter School Finance Authority DaVinci Academy, Refunding & Improvement
940,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	968,820

	Electric (2.6%)
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	335,455
	Jacksonville Electric Authority, Florida Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	475,072
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/NR	1,097,912
	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/AA-	2,096,620
1,000,000	5.000%, 04/01/25	NR/A-/AA-	1,048,310
6,375,000	5.000%, 04/01/26	NR/A-/AA-	6,682,976
	Total Electric		11,736,345

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (0.9%)
	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
$ 1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	$ 1,241,632
1,200,000	5.000%, 05/15/26	Aa1/AA+/NR	1,236,480
880,000	5.000%, 05/15/28	Aa1/AA+/NR	906,752
500,000	5.000%, 05/15/29	Aa1/AA+/NR	515,200
	Total Healthcare		3,900,064

	Higher Education (0.6%)
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,449,891
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,528,874
	Total Higher Education		2,978,765

	Sales Tax (0.8%)
	Riverton City, Utah Franchise & Sales Tax Revenue
1,000,000	5.250%, 12/01/36	NR/AA+/AAA	1,134,960
	Salt Lake County, Utah Sales Tax Revenue Refunding
1,475,000	5.000%, 02/01/24 Series 2012A	NR/NR/NR*	1,566,981
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,082,270
	Total Sales Tax		3,784,211

	State Agency (1.8%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/NR/NR	2,454,797
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,143,910
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,876,880
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/NR/NR	1,054,830
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/NR/NR	1,552,054
	Total State Agency		8,082,471

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (2.3%)
	Utah Transit Authority Sales Tax Revenue Refunding
$ 3,440,000	5.000%, 06/15/37 Series A	NR/NR/NR*	$ 4,203,439
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	6,109,650
	Total Transportation		10,313,089

	Water and Sewer (4.2%)
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,048,310
	Jordan Valley, Utah Water Conservancy District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/NR	6,146,400
	Miami-Dade County, Florida Water and Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGMC Insured	Aa3/AA/NR	1,500,000
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,096,260
	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/AA-	3,174,780
	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,033,480
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,033,480
985,000	5.250%, 06/30/34	NR/NR/NR*	1,017,978
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,318,839
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/NR/NR*	567,005
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,192,851
	Total Water and Sewer		19,129,383
	Total Pre-Refunded Revenue Bonds		60,893,148
	Total Pre-Refunded Bonds		73,599,159
	Total Municipal Bonds (cost $407,135,751)		433,973,777

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Shares	Short-Term Investment (3.7%)	Ratings Moody’s, S&P and Fitch	Value
16,941,448	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $16,941,448)	Aaa-mf/AAAm/NR	$ 16,941,448

	Total Investments (cost $424,077,199-note 4)	99.1%	450,915,225
	Other assets less liabilities	0.9	4,309,367
	Net Assets	100.0%	$455,224,592

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	11.1%
Pre-Refunded bonds ††	16.9
Aa of Moody's or AA of S&P and Fitch	51.6
A of Moody's or S&P and Fitch	13.6
BBB of S&P and Fitch	3.1
Not Rated*	3.7
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

FHA - Federal Housing Administration

GNMA – Government National Mortgage Association

IHC - Intermountain Health Care

NR - Not Rated

PSF - Permanent School Fund

VRDN- Variable Rate Demand Note

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand notes (VRDNs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $424,077,199)	$450,915,225
Interest receivable	5,291,607
Receivable for Fund shares sold	629,871
Other assets	29,258
Total assets	456,865,961

LIABILITIES
Payable for Fund shares redeemed	1,217,231
Management fee payable	178,047
Dividends payable	104,824
Distribution and service fees payable	261
Accrued expenses payable	141,006
Total liabilities	1,641,369
NET ASSETS	$455,224,592

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$425,587
Additional paid-in capital	429,884,318
Total distributable earnings	24,914,687
$455,224,592
CLASS A
Net Assets	$246,625,278
Capital shares outstanding	23,082,060
Net asset value and redemption price per share	$10.68
Maximum offering price per share (100/97 of $10.68)	$11.01

CLASS C
Net Assets	$30,035,839
Capital shares outstanding	2,811,361
Net asset value and offering price per share	$10.68

CLASS F
Net Assets	$3,595,804
Capital shares outstanding	335,229
Net asset value, offering and redemption price per share	$10.73

CLASS Y
Net Assets	$174,967,671
Capital shares outstanding	16,330,054
Net asset value, offering and redemption price per share	$10.71

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment Income
Interest income		$6,295,373

Expenses
Management fee (note 3)	$1,092,639
Distribution and service fee (note 3)	391,670
Transfer and shareholder servicing agent fees	99,922
Legal fees	93,346
Fund accounting fees	48,311
Trustees’ fees and expenses (note 6)	44,652
Registration fees and dues	36,225
Shareholders’ reports	21,878
Auditing and tax fees	13,400
Insurance	9,787
Custodian fees	8,422
Credit facility fees (note 10)	7,916
Compliance services (note 3)	4,130
Miscellaneous	14,707
Total expenses	1,887,005

Management fee waived (note 3)	(47,302)
Net expenses		1,839,703
Net investment income		4,455,670

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(32,496)
Change in unrealized appreciation on investments	7,566,680

Net realized and unrealized gain (loss) on investments		7,534,184
Net change in net assets resulting from operations		$11,989,854

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$4,455,670	$9,327,286
Realized gain (loss) from securities transactions	(32,496)	63,243
Change in unrealized appreciation on investments	7,566,680	4,411,559
Change in net assets resulting from operations	11,989,854	13,802,088

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,410,179)	(5,066,520)

Class C Shares	(186,800)	(495,674)

Class F Shares	(34,523)	(45,161)

Class Y Shares	(1,823,990)	(3,719,824)
Change in net assets from distributions	(4,455,492)	(9,327,179)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	61,070,377	117,476,552
Reinvested dividends and distributions	3,824,975	8,039,328
Cost of shares redeemed	(33,131,951)	(92,460,105)
Change in net assets from capital share transactions	31,763,401	33,055,775

Change in net assets	39,297,763	37,530,684

NET ASSETS:
Beginning of period	415,926,829	378,396,145
End of period	$455,224,592	$415,926,829

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$16,941,448
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	433,973,777
Level 3 – Significant Unobservable Inputs	—
Total	$450,915,225
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2020, the Fund incurred management fees of $1,092,639 of which $47,302 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $238,511, of which the Distributor retained $9,506.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the six months ended September 30, 2020, these payments amounted to $114,869. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $38,290. The total of these payments with respect to Class C Shares amounted to $153,159, of which the Distributor retained $37,691.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $92,610, of which the Distributor received $10,974.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $37,768,814 and $9,187,930, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $427,077,199. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $27,023,704 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $185,678, for a net unrealized appreciation of $26,838,026.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At September 30, 2020, the Fund had 70% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $44,652. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	2,125,839	$22,693,051	5,014,321	$52,768,595
Reinvested dividends and distributions	199,552	2,124,556	422,473	4,450,945
Cost of shares redeemed	(1,106,211)	(11,789,287)	(3,269,262)	(34,241,898)
Net change	1,219,180	13,028,320	2,167,532	22,977,642

Class C Shares
Proceeds from shares sold	305,076	3,256,080	685,387	7,195,346
Reinvested dividends and distributions	15,750	167,594	41,757	439,206
Cost of shares redeemed	(430,050)	(4,592,424)	(1,426,138)	(14,912,235)
Net change	(109,224)	(1,168,750)	(698,994)	(7,277,683)

Class F Shares
Proceeds from shares sold	127,163	1,353,239	172,778	1,817,285
Reinvested dividends and distributions	3,228	34,539	4,267	45,161
Cost of shares redeemed	(10,280)	(109,615)	(28,677)	(295,697)
Net change	120,111	1,278,163	148,368	1,566,749

Class Y Shares
Proceeds from shares sold	3,162,636	33,768,007	5,288,268	55,695,326
Reinvested dividends and distributions	140,332	1,498,286	293,654	3,104,016
Cost of shares redeemed	(1,562,052)	(16,640,625)	(4,108,943)	(43,010,275)
Net change	1,740,916	18,625,668	1,472,979	15,789,067
Total transactions in Fund shares	2,970,983	$31,763,401	3,089,885	$33,055,775

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $2,121,853 of which $1,395,833 retains its character of short-term and $726,020 retains its character of long-term; both have no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$9,238,444	$9,483,091
Ordinary Income	88,735	63,179
	$9,327,179	$9,546,270

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$334,614
Accumulated net realized loss on investments	(2,121,853)
Unrealized appreciation	19,271,625
Other temporary differences	(104,061)
$17,380,325

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.50	$10.36	$10.18	$10.26	$10.56	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.11	0.24	0.26	0.27	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	0.18	0.14	0.18	(0.08)	(0.30)	0.06
Total from investment operations	0.29	0.38	0.44	0.19	(0.03)	0.35
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.27)	(0.26)	(0.28)
Distributions from capital gains	––	—	—	—	(0.01)	(0.01)
Total distributions	(0.11)	(0.24)	(0.26)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.68	$10.50	$10.36	$10.18	$10.26	$10.56
Total return (not reflecting sales charge)	2.75%(2)	3.72%	4.36%	1.84%	(0.26)%	3.41%
Ratios/supplemental data
Net assets, end of period (in millions)	$247	$229	$204	$213	$211	$221
Ratio of expenses to average net assets	0.86%(3)	0.88%	0.86%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	2.02%(3)	2.31%	2.52%	2.61%	2.54%	2.75%
Portfolio turnover rate	2%(2)	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.88%(3)	0.90%	0.89%	0.87%	0.86%	0.87%
Ratio of net investment income to average net assets	2.00%(3)	2.29%	2.49%	2.58%	2.52%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.49	$10.35	$10.17	$10.25	$10.55	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.07	0.16	0.17	0.19	0.18	0.20
Net gain (loss) on securities (both realized and unrealized)	0.19	0.14	0.19	(0.08)	(0.29)	0.06
Total from investment operations	0.26	0.30	0.36	0.11	(0.11)	0.26
Less distributions (note 9):
Dividends from net investment income	(0.07)	(0.16)	(0.18)	(0.19)	(0.18)	(0.20)
Distributions from capital gains	––	—	—	—	(0.01)	(0.01)
Total distributions	(0.07)	(0.16)	(0.18)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$10.68	$10.49	$10.35	$10.17	$10.25	$10.55
Total return (not reflecting CDSC)	2.44%(2)	2.90%	3.53%	1.03%	(1.06)%	2.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$30	$31	$37	$58	$73	$75
Ratio of expenses to average net assets	1.66%(3)	1.68%	1.65%	1.64%	1.64%	1.64%
Ratio of net investment income to average net assets	1.22%(3)	1.52%	1.72%	1.81%	1.74%	1.95%
Portfolio turnover rate	2%(2)	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.68%(3)	1.70%	1.68%	1.66%	1.66%	1.67%
Ratio of net investment income to average net assets	1.20%(3)	1.50%	1.69%	1.78%	1.72%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/20 (unaudited)	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.12	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.19	0.16	0.27
Total from investment operations	0.31	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.27)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.12)	(0.27)	(0.09)
Net asset value, end of period	$10.73	$10.54	$10.39
Total return (not reflecting sales charge)	2.96%(2)	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$3.6	$2.0	$0.7
Ratio of expenses to average net assets	0.63%(3)	0.65%	0.65%(3)
Ratio of net investment income to average net assets	2.23%(3)	2.51%	2.71%(3)
Portfolio turnover rate	2%(2)	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.65%(3)	0.67%	0.68%(3)
Ratio of net investment income to average net assets	2.21%(3)	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.52	$10.39	$10.22	$10.29	$10.59	$10.53
Income (loss) from investment operations:
Net investment income(1)	0.12	0.26	0.28	0.29	0.29	0.31
Net gain (loss) on securities (both realized and unrealized)	0.19	0.14	0.17	(0.07)	(0.29)	0.06
Total from investment operations	0.31	0.40	0.45	0.22	—	0.37
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.27)	(0.28)	(0.29)	(0.29)	(0.30)
Distributions from capital gains	––	—	—	—	(0.01)	(0.01)
Total distributions	(0.12)	(0.27)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.71	$10.52	$10.39	$10.22	$10.29	$10.59
Total return (not reflecting sales charge)	2.95%(2)	3.82%	4.46%	2.15%	(0.05)%	3.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$175	$154	$136	$129	$125	$112
Ratio of expenses to average net assets	0.66%(3)	0.68%	0.66%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	2.22%(3)	2.51%	2.72%	2.81%	2.75%	2.95%
Portfolio turnover rate	2%(2)	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.68%(3)	0.70%	0.69%	0.67%	0.66%	0.67%
Ratio of net investment income to average net assets	2.20%(3)	2.49%	2.69%	2.78%	2.73%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Fund For Utah

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

41  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. James Thompson, Tony Tanner and Royden Durham as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Thompson, the Fund’s lead portfolio manager, is based in Salt Lake City, Utah and that he has a comprehensive understanding regarding the economy of the State of Utah and the securities in which the Fund invests, including non-rated securities and those securities with less than the highest ratings from the rating agencies.

42  |  Aquila Tax-Free Fund For Utah

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and seven other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Peer Group for each of the one, three, five and ten-year periods ended May 31, 2020. The Trustees noted that the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the one, three, five and ten-year periods ended May 31, 2020. The Trustees further considered that the Fund outperformed its benchmark index for each of the one, three, five and ten-year periods as of May 31, 2020.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Utah, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 1% of the benchmark index consists of Utah bonds. They also noted that none of the funds in the Peer Group invests in Utah municipal obligations. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the third quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for both the three and five-year periods ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. The Trustees noted that the Fund was the only Utah state-specific tax-free municipal bond fund in the State.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

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Advisory Fees and Trust Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 1-3 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee, of the funds in the Peer Group (at the Fund’s current asset level) and higher (but by only 0.006% at the current net asset level) than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at the Fund’s current asset level and various asset levels up to $5 billion). The Trustees noted that the Fund’s actual management fee (after giving effect to the fee waiver) was higher than the average actual management fee of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds). They noted that the Fund’s actual expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, were higher than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees considered that the Manager was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive. The Trustees concluded that the advisory fee was reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager and the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

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The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

45  |  Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,027.50	$4.37	$1,020.76	$4.36	0.86%
C	$1,000	$1,024.40	$8.42	$1,016.75	$8.39	1.66%
F	$1,000	$1,029.60	$3.21	$1,021.91	$3.19	0.63%
Y	$1,000	$1,029.50	$3.36	$1,021.76	$3.35	0.66%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

46  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $9,238,444 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

47  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTSAR-1120

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Trust of Arizona “Staying the Course” Serving Arizona investors since 1986

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (25.0%)	Ratings Moody’s, S&P and Fitch	Value
	City (2.8%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 243,000	6.250%, 01/01/29	NR/A-/NR	$ 246,414
	Gilbert Improvement District No. 19
10,000	5.200%, 01/01/23	Aa1/AA-/NR	10,040
	Gilbert Improvement District No. 20
590,000	5.100%, 01/01/29	Aa1/AA-/NR	596,856
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/AA-/AAA	257,678
	Goodyear McDowell Road Commercial Corridor Improvement District
870,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	994,166
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA/NR	506,579
425,000	4.000%, 07/01/33	Aa2/AA/NR	503,956
450,000	4.000%, 07/01/34	Aa2/AA/NR	531,995
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	230,042
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	581,670
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,007,700
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,154,300
	Total City		7,621,396

	County (6.3%)
	Drexel Heights Fire District
120,000	3.000%, 07/01/21	NR/AA-/NR	122,461
100,000	3.000%, 07/01/22	NR/AA-/NR	104,415
255,000	3.000%, 07/01/23	NR/AA-/NR	272,011
	Maricopa Co. Daisy Mountain Fire District
340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	401,047
395,000	3.500%, 07/01/28 AGMC Insured	NR/AA/NR	451,888

1  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	County (continued)
	Maricopa Co. Special Health Care District
$ 2,500,000	5.000%, 07/01/25	Aa3/NR/A+	$ 3,003,725
2,500,000	5.000%, 07/01/26	Aa3/NR/A+	3,081,200
3,000,000	5.000%, 07/01/32	Aa3/NR/A+	3,718,410
1,500,000	5.000%, 07/01/34	Aa3/NR/A+	1,844,430
	Pima Co. Northwest Fire District
515,000	4.000%, 07/01/21	NR/AA-/NR	529,405
545,000	4.000%, 07/01/22	NR/AA-/NR	578,240
	Yavapai Co. Jail District
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,912,812
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,125,810
	Total County		17,145,854

	School District (15.9%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,191,680
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	607,925
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,162,780
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	588,919
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	583,840
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	532,602
	Maricopa Co. Elementary School District No. 2 (Riverside)
1,000,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/NR	1,304,190
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa2/NR/NR	628,015

2  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 8 (Osborn)
$ 500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	$ 621,395
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	415,075
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	354,234
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	441,184
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aa1/AA/NR	417,448
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	376,028
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	681,703
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	350,988
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	437,565
	Maricopa Co. Elementary School District No. 66 (Roosevelt)
500,000	5.000%, 07/01/21 BAMAC Insured	A2/AA/NR	517,450
	Maricopa Co. Elementary School District No. 92 (Pendergast)
175,000	5.000%, 07/01/21	A1/NR/AA+	181,174
230,000	5.000%, 07/01/22	A1/NR/AA+	248,908
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/AAA	579,775
	Maricopa Co. High School District No. 214 (Tolleson)
825,000	4.000%, 07/01/34	Aa1/AA/NR	972,015
	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A1/AA-/NR	1,593,390
675,000	4.500%, 07/01/33 AGMC Insured	A1/AA/NR	765,605
	Maricopa Co. Unified School District No. 24 (Gila Bend)
105,000	5.500%, 07/01/22	NR/NR/NR*	105,192

3  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Unified School District No. 60 (Higley)
$ 1,615,000	5.000%, 07/01/29	Aa3/A+/NR	$ 1,870,719
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A2/AA/NR	1,059,395
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
100,000	5.000%, 07/01/24	Aa1/NR/AAA	117,827
1,000,000	4.500%, 07/01/30	Aa1/NR/AAA	1,094,370
	Maricopa Co. Unified School District No. 80 (Chandler)
300,000	5.000%, 07/01/23	Aa1/AA/NR	339,876
545,000	4.000%, 07/01/36	Aa1/AA/NR	641,645
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	552,670
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,383,245
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,344,772
	Maricopa Co. Unified School District No. 93 (Cave Creek)
100,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	113,272
	Mohave Co. Unified School District No. 1 (Lake Havasu)
250,000	2.000%, 07/01/21	Aa2/NR/NR	253,473
500,000	5.000%, 07/01/35	Aa2/NR/NR	613,585
	Mohave Co. Unified School District No. 20 (Kingman)
2,000,000	5.000%, 07/01/25 BAMAC Insured	A1/AA/NR	2,425,940
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	583,840
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	503,512

4  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Pima Co. Unified School District No. 6 (Marana)
$ 1,250,000	5.000%, 07/01/25	NR/A/NR	$ 1,293,238
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,029,639
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,141,960
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,126,570
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,173,640
	Pima Co. Unified School District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	723,996
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,135,995
	Pima Co. Unified School District No. 20 (Vail)
260,000	5.000%, 07/01/25 AGMC Insured	NR/AA/NR	311,176
1,000,000	5.000%, 07/01/26 AGMC Insured	NR/AA/NR	1,229,950
700,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	900,921
	Pinal Co. Unified School District No. 1 (Florence)
200,000	2.000%, 07/01/21 BAMAC Insured	NR/AA/NR	202,506
	Pinal Co. Unified School District No. 44 (J. O. Combs)
1,225,000	3.750%, 07/01/38 AGMC Insured	NR/AA/NR	1,377,892
	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,298,616
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	855,058
	Total School District		43,358,378
	Total General Obligation Bonds		68,125,628

5  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (67.4%)	Ratings Moody’s, S&P and Fitch	Value
	Airport (7.1%)
	Phoenix Civic Improvement Corp. Airport Bonds
$ 5,000,000	4.000%, 07/01/40	A1/A/NR	$ 5,501,150
725,000	5.000%, 07/01/22 AMT	A1/A/NR	777,853
2,595,000	5.000%, 07/01/27 AMT	Aa3/A+/NR	3,217,541
185,000	5.000%, 07/01/30 AMT	Aa3/A+/NR	223,389
2,450,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	2,939,436
2,700,000	5.000%, 07/01/32 AMT	Aa3/A+/NR	2,961,792
200,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	242,294
1,600,000	3.000%, 07/01/49	A1/A/NR	1,627,872
300,000	5.000%, 07/01/49	A1/A/NR	356,667
1,000,000	3.250%, 07/01/49 AMT	A1/A/NR	1,012,610
	Phoenix-Mesa Gateway Airport Authority
515,000	5.000%, 07/01/38 AMT	A1/AA+/NR	549,484
	Total Airport		19,410,088

	Charter Schools (2.3%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	281,273
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	511,210
	Arizona Industrial Development Authority (Equitable Schools)
225,000	5.000%, 11/01/21	NR/A/NR	236,122
700,000	4.000%, 11/01/27	NR/A/NR	836,115
600,000	5.000%, 11/01/32	NR/A/NR	779,580
1,000,000	4.000%, 11/01/36	NR/A/NR	1,166,960
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
200,000	5.000%, 02/15/28	NR/BBB/NR	226,598
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	304,667
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	374,598

6  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Phoenix Industrial Development Authority (Great Hearts Academies Project)
$ 500,000	5.000%, 07/01/41	NR/BBB-/NR	$ 539,150
	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	450,441
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	508,789
	Total Charter Schools		6,215,503

	Excise Tax (11.5%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	449,912
1,000,000	5.000%, 07/01/43	NR/AA/AA	1,182,470
	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	105,431
125,000	4.050%, 01/01/33	NR/A-/NR	131,589
	Bullhead City Excise Tax
310,000	3.000%, 07/01/21	NR/AA/NR	316,429
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	598,675
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,600,874
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	665,412
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AAA/AAA	500,638
	Goodyear Public Improvement Corp.
500,000	5.250%, 07/01/24	Aa2/AA+/NR	543,570
1,500,000	5.000%, 07/01/26	Aa2/AA+/NR	1,619,505
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,146,950

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Excise Tax (continued)
	Marana Pledged Excise Tax
$ 275,000	4.000%, 07/01/30	NR/AA/NR	$ 296,846
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,568,812
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,117,271
	Phoenix Civic Improvement Corp.
2,425,000	4.000%, 07/01/45	Aa2/AAA/AA+	2,849,278
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,563,620
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,732,000
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,127,450
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,296,084
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,725,825
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	280,735
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	2,077,124
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	1,094,055
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AA+	1,795,245
	Total Excise Tax		31,385,800

	Healthcare (12.4%)
	Arizona Health Facilities Authority (Banner Health)
5,000,000	4.000%, 01/01/43	NR/AA-/AA-	5,126,100
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,200,320
	Arizona Health Facilities Authority (Dignity Health)
2,175,000	5.250%, 03/01/39	Baa1/BBB+/BBB+	2,212,410
	Arizona Health Facilities Authority (Phoenix Children's Hospital)
1,000,000	5.000%, 02/01/27	A1/A/A+	1,057,330
775,000	5.000%, 02/01/30	A1/A/A+	816,052
6,035,000	5.000%, 02/01/34	A1/A/A+	6,325,646

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
$ 3,000,000	5.000%, 12/01/34	A2/NR/A	$ 3,461,790
1,500,000	5.000%, 12/01/42	A2/NR/A	1,693,020
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,905,264
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A	2,552,557
1,000,000	4.125%, 09/01/42	A2/NR/A	1,121,940
	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA-/NR	523,195
500,000	5.250%, 10/01/26	NR/AA-/NR	522,310
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
200,000	5.000%, 08/01/21	A2/NR/A+	207,244
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,101,730
675,000	5.000%, 08/01/34	A2/NR/A+	789,845
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,834,045
200,000	5.000%, 08/01/32	NR/A/NR	224,634
	Total Healthcare		33,675,432

	Higher Education (8.8%)
	Arizona Board of Regents (Arizona State University System)
480,000	5.000%, 07/01/31	Aa2/AA/NR	570,317
285,000	5.000%, 07/01/32	Aa2/AA/NR	304,750
115,000	5.000%, 07/01/32	Aa2/AA/NR	122,969
565,000	4.000%, 07/01/49	Aa2/AA/NR	655,055
	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	883,027

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Arizona Board of Regents (Northern Arizona University System)
$ 575,000	5.000%, 06/01/32	A1/A+/NR	$ 648,209
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	2,717,230
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,707,150
1,500,000	3.125%, 08/01/39	Aa3/A+/NR	1,604,625
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	461,108
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	279,730
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	772,128
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	711,312
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	718,918
	McAllister Academic Village (Arizona State University Hassayampa)
1,000,000	5.000%, 07/01/39	Aa3/AA-/NR	1,181,530
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	220,076
400,000	5.000%, 07/01/33	Baa3/NR/NR	434,728
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,325,625

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
$ 100,000	5.000%, 07/01/26	Baa3/NR/NR	$ 109,486
250,000	5.000%, 07/01/27	Baa3/NR/NR	275,825
150,000	5.000%, 07/01/28	Baa3/NR/NR	166,434
200,000	5.000%, 07/01/30	Baa3/NR/NR	221,474
300,000	5.000%, 07/01/32	Baa3/NR/NR	328,431
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A3/BBB+/NR	569,960
	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,090,800
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,348,233
750,000	4.000%, 07/01/37	Aa3/NR/AA-	874,163
500,000	4.000%, 07/01/38	Aa3/NR/AA-	581,065
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,030,980
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,105,340
	Total Higher Education		24,020,678

	Housing (1.8%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
4,988,395	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	4,989,542

	Lease (5.4%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	636,834
500,000	5.000%, 09/01/28	A2/A/NR	529,640
1,000,000	5.000%, 09/01/29	A2/A/NR	1,057,470

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Lease (continued)
	Maricopa Co. COP
$ 4,000,000	5.000%, 07/01/21	Aa1/AA+/AA+	$ 4,142,360
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	929,542
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	748,381
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	955,946
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,309,800
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,473,631
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	565,680
	State of Arizona COP
500,000	5.000%, 10/01/25	Aa2/AA-/NR	614,030
500,000	5.000%, 09/01/27	Aa2/AA-/NR	605,790
	Total Lease		14,569,104

	Mortgage (2.7%)
	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	395,453
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	411,577
	Estrella Mountain Ranch Community Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,208,300
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,149,367
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	904,552
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	552,120
500,000	4.000%, 07/15/32	A1/A-/NR	566,565
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	773,548

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Mortgage (continued)
	Verrado Community Facilities Utilities District No. 1
$ 500,000	6.000%, 07/15/33 144A	NR/NR/NR*	$ 515,825
	Vistancia Community Facilities District
710,000	4.000%, 07/15/23 BAMAC Insured	A1/AA/NR	779,481
	Total Mortgage		7,256,788

	Pollution Control (1.7%)
	Apache Co. Industrial Development Authority, Pollution Control (Tucson Electric Power Co.)
2,955,000	4.500%, 03/01/30	A3/A-/NR	3,060,405
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	403,717
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	269,015
	Maricopa Co. Pollution Control (Palo Verde Project)
1,000,000	1.050%, 01/01/38 (Mandatory Put Date 6/01/22)	Baa2/BBB/NR	1,003,770
	Total Pollution Control		4,736,907

	Resource Recovery (3.0%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,481,752
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,521,330
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	2.800%, 06/01/27 AMT (Mandatory Put Date 06/01/21)	NR/A-/NR	1,521,930
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	543,962
	Total Resource Recovery		8,068,974

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Senior Living Facilities (2.2%)
	Arizona Industrial Development Authority, First Tier (Great Lakes Senior Living Communities)
$ 480,000	4.250%, 01/01/40	NR/BB+/NR	$ 391,474
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
620,000	5.000%, 01/01/28	NR/BB/NR	596,607
555,000	5.000%, 01/01/29	NR/BB/NR	529,670
1,205,000	5.000%, 01/01/30	NR/BB/NR	1,136,640
1,405,000	4.000%, 01/01/33	NR/BB/NR	1,161,457
	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,143,400
	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/A-/NR	1,132,820
	Total Senior Living Facilities		6,092,068

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	561,910

	Utility (5.1%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	572,510
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,716,495
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,173,605
	Pinal Co. Electrical District No. 3, Electrical System Revenue
305,000	4.750%, 07/01/31	NR/A+/NR	313,217

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Utility (continued)
	Salt River Project Agricultural Improvement and Power Revenue
$ 115,000	5.000%, 01/01/26	Aa1/AA+/NR	$ 142,977
3,600,000	4.000%, 01/01/39	Aa1/AA+/NR	4,331,880
150,000	5.000%, 01/01/32	Aa1/AA+/NR	192,189
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,832,530
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	601,530
	Total Utility		13,876,933

	Water/Sewer (3.2%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,346,211
	Glendale Water & Sewer Revenue
500,000	5.000%, 07/01/28	A1/AA/NR	538,920
	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,168,810
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,796,625
	Phoenix Civic Improvement Corp. Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,328,261
	Pima Co. Sewer Revenue System
1,335,000	5.000%, 07/01/26	NR/AA/AA-	1,441,359
865,000	5.000%, 07/01/27	NR/AA/AA-	933,283
	Total Water/Sewer		8,553,469
	Total Revenue Bonds		183,413,196

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Bonds (3.6%)††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (0.8%)
	School District (0.8%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
$ 250,000	5.500%, 07/01/30	Aa1/AA/NR	$ 286,505
	Maricopa Co. Unified School District No. 48 (Scottsdale)
1,200,000	4.750%, 07/01/30	Aa1/AA/NR	1,241,484
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa1/AA/NR	718,205
	Total School District		2,246,194

	Pre-Refunded Revenue Bonds (2.8%)
	Excise Tax (0.1%)
	Mesa Excise Tax
250,000	5.000%, 07/01/32	Aa3/AA+/NR	270,873

	Healthcare (1.4%)
	Maricopa Co. Hospital Revenue (Sun Health)
1,125,000	5.000%, 04/01/25	NR/NR/NR*	1,233,968
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,473,011
	Total Healthcare		3,706,979

	Higher Education (0.8%)
	Arizona Board of Regents (University of Arizona System)
460,000	5.000%, 06/01/31	Aa2/AA-/NR	495,374
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,639,353
	Total Higher Education		2,134,727

	Mortgage (0.2%)
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/AA-	541,242

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Utility (0.1%)
	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
$ 250,000	5.250%, 07/01/36	NR/A+/NR	$ 259,575

	Water/Sewer (0.2%)
	Goodyear Water and Sewer Revenue
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	659,079
	Total Pre-Refunded Revenue Bonds		7,572,475
	Total Pre-Refunded Bonds		9,818,669
	Total Municipal Bonds (cost $244,268,466)		261,357,493

Shares	Short-Term Investment (3.5%)
9,579,564	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $9,579,564)	Aaa-mf/AAAm/NR	9,579,564

	Total Investments (cost $253,848,030 note 4)	99.5%	270,937,057
	Other assets less liabilities	0.5	1,324,848
	Net Assets	100.0%	$ 272,261,905

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody’s or AAA of S&P or Fitch	7.8%
Pre-refunded bonds††	3.7
Aa of Moody's or AA of S&P or Fitch	58.7
A of Moody's or S&P or Fitch	24.1
Baa of Moody's or BBB of S&P or Fitch	4.0
BB+ of S&P	1.5
Not Rated*	0.2
100.0%

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

PORTFOLIO ABBREVIATIONS

ACA - American Capital Assurance Financial Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MAC - Municipal Assurance Corp.

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note:	144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $253,848,030)	$270,937,057
Interest receivable	2,579,664
Receivable for Fund Shares sold	21,008
Other assets	21,879
Total assets	273,559,608

LIABILITIES
Payable for Fund shares redeemed	992,346
Dividends payable	96,072
Management fee payable	89,692
Distribution and service fees payable	996
Accrued expenses	118,597
Total liabilities	1,297,703
NET ASSETS	$272,261,905

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$250,971
Additional paid-in capital	254,772,968
Total distributable earnings	17,237,966
$272,261,905
CLASS A
Net Assets	$201,660,520
Capital shares outstanding	18,594,318
Net asset value and redemption price per share	$10.85
Maximum offering price per share (100/97 of $10.85)	$11.19

CLASS C
Net Assets	$7,628,483
Capital shares outstanding	704,014
Net asset value and offering price per share	$10.84

CLASS Y
Net Assets	$62,972,902
Capital shares outstanding	5,798,790
Net asset value, offering and redemption price per share	$10.86

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment Income
Interest income		$4,071,595

Expenses
Investment Advisor fee (note 3)	$534,372
Distribution and service fee (note 3)	181,818
Transfer and shareholder servicing agent fees	61,411
Legal fees	57,373
Trustees’ fees and expenses (note 7)	28,254
Registration fees and dues	22,564
Shareholders’ reports	16,306
Auditing and tax fees	11,900
Insurance	6,369
Credit facility fees (note 10)	6,079
Custodian fees	5,287
Compliance services (note 3)	4,037
Miscellaneous	26,807
Total expenses		962,577
Net investment income		3,109,018

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	22,527
Change in unrealized appreciation on investments	3,965,092

Net realized and unrealized gain on investments		3,987,619
Net change in net assets resulting from operations		$7,096,637

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$3,109,018	$6,535,013
Realized gain (loss) from securities transactions	22,527	124,015
Change in unrealized appreciation on investments	3,965,092	1,304,886
Change in net assets resulting from operations	7,096,637	7,963,914

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,295,844)	(5,082,016)

Class C Shares	(56,122)	(139,029)

Class Y Shares	(714,609)	(1,231,826)

Change in net assets from distributions	(3,066,575)	(6,452,871)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	23,738,365	38,518,369
Reinvested dividends and distributions	2,455,967	4,996,175
Cost of shares redeemed	(17,876,913)	(38,499,539)
Change in net assets from capital share transactions	8,317,419	5,015,005

Change in net assets	12,347,481	6,526,048

NET ASSETS:
Beginning of period	259,914,424	253,388,376
End of period	$272,261,905	$259,914,424

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$9,579,564
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	261,357,493
Level 3 – Significant Unobservable Inputs	—
Total	$270,937,057
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $143,096, of which the Distributor retained $15,551.

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $29,042. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, these payments amounted to $9,680. The total of these payments with respect to Class C Shares amounted to $38,722, of which the Distributor retained $9,586.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $22,322, of which the Distributor received $4,822.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $31,085,131 and $13,465,308, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $253,415,161. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $18,413,065 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $891,169 for a net unrealized appreciation of $17,521,896.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At September 30, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	873,002	$9,463,742	1,595,920	$17,142,572
Reinvested dividends and distributions	167,173	1,806,597	357,534	3,853,947
Cost of shares redeemed	(1,106,290)	(11,918,696)	(2,514,282)	(26,959,499)
Net change	(66,115)	(648,357)	(560,828)	(5,962,980)

Class C Shares
Proceeds from shares sold	60,523	657,001	111,230	1,200,633
Reinvested dividends and distributions	4,663	50,330	11,366	122,421
Cost of shares redeemed	(110,700)	(1,197,724)	(245,085)	(2,629,834)
Net change	(45,514)	(490,393)	(122,489)	(1,306,780)

Class Y Shares
Proceeds from shares sold	1,261,389	13,617,622	1,871,808	20,175,164
Reinvested dividends and distributions	55,331	599,040	94,434	1,019,807
Cost of shares redeemed	(440,677)	(4,760,493)	(827,768)	(8,910,206)
Net change	876,043	9,456,169	1,138,474	12,284,765
Total transactions in Fund shares	764,414	$8,317,419	455,157	$5,015,005

7. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $28,254. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $434,525, which retains its character of long-term and has no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$6,356,063	$6,864,628
Ordinary Income	96,808	70,430
Long-term capital gains	—	602,393
	$6,452,871	$7,537,451

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$193,700
Undistributed net realized loss on investments	(434,525)
Unrealized appreciation	13,558,496
Other temporary differences	(109,767)
$13,207,904

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.68	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.13	0.27	0.29	0.30	0.32	0.37
Net gain (loss) on securities (both realized and unrealized)	0.16	0.07	0.16	(0.10)	(0.36)	(0.03)
Total from investment operations	0.29	0.34	0.45	0.20	(0.04)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.27)	(0.29)	(0.29)	(0.32)	(0.35)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.12)	(0.27)	(0.31)	(0.31)	(0.33)	(0.37)
Net asset value, end of period	$10.85	$10.68	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	2.77%(2)	3.16%	4.37%	1.93%	(0.42)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$202	$199	$204	$218	$229	$242
Ratio of expenses to average net assets	0.73%(3)	0.74%	0.73%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	2.32%(3)	2.49%	2.74%	2.77%	2.96%	3.36%
Portfolio turnover rate	5%(2)	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.67	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.08	0.18	0.20	0.20	0.23	0.28
Net gain (loss) on securities (both realized and unrealized)	0.17	0.05	0.15	(0.09)	(0.37)	(0.03)
Total from investment operations	0.25	0.23	0.35	0.11	(0.14)	0.25
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.17)	(0.19)	(0.20)	(0.22)	(0.26)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.08)	(0.17)	(0.21)	(0.22)	(0.23)	(0.28)
Net asset value, end of period	$10.84	$10.67	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	2.33%(2)	2.20%	3.49%	1.06%	(1.26)%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$8	$9	$14	$17	$18
Ratio of expenses to average net assets	1.58%(3)	1.59%	1.58%	1.54%	1.55%	1.56%
Ratio of net investment income to average net assets	1.47%(3)	1.65%	1.88%	1.92%	2.11%	2.51%
Portfolio turnover rate	5%(2)	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.69	$10.63	$10.49	$10.60	$10.97	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.13	0.28	0.30	0.31	0.34	0.38
Net gain (loss) on securities (both realized and unrealized)	0.17	0.06	0.16	(0.09)	(0.37)	(0.02)
Total from investment operations	0.30	0.34	0.46	0.22	(0.03)	0.36
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.28)	(0.30)	(0.31)	(0.33)	(0.37)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.13)	(0.28)	(0.32)	(0.33)	(0.34)	(0.39)
Net asset value, end of period	$10.86	$10.69	$10.63	$10.49	$10.60	$10.97
Total return (not reflecting sales charge)	2.83%(2)	3.21%	4.51%	2.08%	(0.26)%	3.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$63	$53	$40	$41	$42	$41
Ratio of expenses to average net assets	0.58%(3)	0.60%	0.59%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	2.46%(3)	2.62%	2.88%	2.92%	3.11%	3.49%
Portfolio turnover rate	5%(2)	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

32  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Trust pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the Advisory Agreement for the Trust.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Trust’s fees, expenses and investment performance, which included comparisons of the Trust’s investment performance against peers and the Trust’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Trust’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2021. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Trust, taking into account the investment objectives and strategies of the Trust. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Trust and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Trust that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Trust, given that it seeks to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Trust. The Manager has employed Messrs. Tony Tanner, James Thompson and Royden Durham as portfolio managers for the Trust and has established facilities and capabilities for credit analysis of the Trust’s portfolio securities. They considered that Mr. Tanner, the Trust’s lead portfolio manager, is based in Phoenix, Arizona and that he has a comprehensive understanding regarding the economy of the State of Arizona and the securities in which the Trust invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees noted that the Manager has additionally provided all administrative services to the Trust and provided the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Trust’s fund accountant, shareholder servicing agent and custodian.

33  |  Aquila Tax-Free Trust of Arizona

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Trust were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Trust

The Trustees reviewed the Trust’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Trust’s peer group (the “Peer Group”), as selected by the independent consultant (the Trust and five other Arizona intermediate and long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Trust’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Trust’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Trust’s average annual total return was lower than the average annual total return of the funds in the Peer Group for the three, five and ten-year periods ended May 31, 2020 but higher than the average total return of the fund in the Peer Group for the one-year period ended May 31, 2020. The Trustees also considered that, as reflected in the Consultant’s Report, the Trust’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the three, five and ten-year periods ended May 31, 2020 but lower than the average annual total return of the funds in the Product Category for Performance for the one-year period ended May 31, 2020. The Trustees further considered that the Trust outperformed its benchmark index for the ten-year period, but underperformed its benchmark index for the one, three and five-year periods, all as of May 31, 2020. The Trustees noted that the Trust invests primarily in municipal obligations issued by the State of Arizona, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Trust’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2% of the benchmark index consists of Arizona bonds. The Trustees also noted that, unlike the Trust’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Trust’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Trust’s Sharpe ratio was in the second quintile for the three-year period and the first quintile for the five-year period, both ended May 31, 2020, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees considered the Trust’s investment performance to be consistent with the investment objectives of the Trust. Evaluation of the investment performance of the Trust indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Trust Expenses

The Trustees reviewed the Trust’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

34  |  Aquila Tax-Free Trust of Arizona

The Trustees considered that the Trust’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Trust’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion).

The Trustees noted that the Trust’s actual management fee was higher than the average actual management fee of the funds in the Peer Group (after giving effect to fee waivers in effect for those funds) but lower than the average actual management fee of the funds in the Product Category for Expenses (after giving effect to fee waivers in effect for those funds). They noted that the Trust’s expenses were less than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Trust. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Trust and those funds.

The Trustees concluded that the advisory fee and expenses of the Trust were reasonable in relation to the nature and quality of the services provided by the Manager to the Trust.

Profitability

The Trustees received materials from each of the Manager and the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Trust, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Trust. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Trust, including the methodology used by the Manager in allocating certain of its costs to the management of the Trust. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Trust did not argue against approval of the fees to be paid under the Advisory Agreement.

35  |  Aquila Tax-Free Trust of Arizona

The extent to which economies of scale would be realized as the Trust grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Trust. The Trustees considered that the materials indicated that the Trust’s fees are already generally lower than those of its peers, including those with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Trust

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Trust, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliate, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

36  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,027.70	$3.71	$1,021.41	$3.70	0.73%
C	$1,000	$1,023.30	$8.01	$1,017.15	$7.99	1.58%
Y	$1,000	$1,028.30	$2.95	$1,022.16	$2.94	0.58%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

37  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $6,356,063 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 98.5% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

38  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZSAR-1120

Semi-Annual Report September 30, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Trust, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all the funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Tuesday, May 18, 2021

Oregon Convention Center, Portland, OR

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.
Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Trust of Oregon “Staying the Course” Serving Oregon investors since 1986

November, 2020

Dear Fellow Shareholder:

The road to financial well-being can be a winding one fraught with obstacles. Since there can be many twists and turns on the path to financial success, what are some steps you can take to increase your odds of reaching your financial goals?

•	Get some assistance – A financial professional can help you assess your goals and objectives and, in turn, help you create an investment plan. While many people are highly skilled in their chosen fields of endeavor, when it comes to their personal investments, they often find themselves to be somewhat challenged. This is not surprising. Sufficient personal time and financial knowledge are generally needed to research the broad range of investment options. Fortunately, investors can seek the counsel of qualified financial professionals who are trained to assist in creating an investment program.

•	Periodically visit with your financial professional – It’s important to revisit goals and circumstances on a regular basis. Many people mark their calendar to schedule a yearly physical with their doctor. And, many states require annual car inspections. But, when was the last time you scheduled a “financial checkup”? And, if you are already retired, even more importantly, a “retirement checkup?”

A checkup can help you assess if you are still on course for meeting your needs. This is especially important during retirement when it's more difficult to make corrections. If your numbers don’t add up, the sooner you know, the better. While pre-planning for retirement is critical, it is just as important to evaluate how much money is coming in and going out once you have retired, particularly during periods when the market is volatile or down. Haven’t spoken to your financial professional in a while? Maybe it’s time to give him/her a call and schedule your financial/retirement checkup.

•	Sketch out an investment map - where are you now, where do you want to be and how long do you have to get there? Develop an asset allocation model – diversify by not putting all of your eggs in one basket and rebalance your portfolio periodically to stay in line with your goals and timeline. Creating a sound investment strategy is a step-by-step process that requires thought and discipline. Consideration should be given to:

o	establishing the length of time over which you intend to invest,
o	determining your risk tolerance or level of comfort, and
o	developing a diversified investment program that is right for you.

NOT A PART OF THE SEMI-ANNUAL REPORT

•	Make a plan and stick to it. In other words, stay the course. Stay focused on your long-term goals. While there may be little bumps along the way, it can be helpful to remember that you (oftentimes with the assistance of a financial professional) have to conduct thorough research in order to choose an appropriate “financial road”. If your financial plan is a sound one, and is in line with your goals, be patient. It may not make sense to get off the road looking for a short-cut - you may just get lost.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (55.1%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (5.0%)
	Bend, Oregon
$ 2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$ 2,582,512
	Canby, Oregon
1,060,000	5.000%, 06/01/27	Aa3/NR/NR	1,090,051
1,405,000	4.000%, 12/01/24 AGMC Insured	Aa3/NR/NR	1,490,073
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,206,301
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,323,300
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,734,680
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	953,160
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	621,226
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,779,398
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,177,617
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,400,796
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,473,608
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,818,070
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,966,032
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	2,027,615
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	2,088,589
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,642,353
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	1,457,889

1  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	Redmond, Oregon Refunding
$ 735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	$ 793,094
	Total City & County		33,626,364

	Community College (4.9%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,116,218
	Central Oregon Community College District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	1,854,514
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,200,290
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,180,089
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,341,200
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,697,310
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,063,720
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,988,801
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,991,868
1,930,000	5.000%, 06/15/30 Series 2020 A	Aa1/NR/NR	2,651,897
1,735,000	4.000%, 06/15/32 Series 2020 A	Aa1/NR/NR	2,174,181
1,000,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	1,245,120
750,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	929,528
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,833,880
	Mount Hood, Oregon Community College District Refunding
1,865,000	5.000%, 06/01/27	Aa2/NR/NR	2,320,582
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,241,130

2  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Community College (continued)
	Oregon Coast Community College District State
$ 1,770,000	5.000%, 06/15/25	Aa1/NR/NR	$ 1,911,883
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,606,633
	Total Community College		32,348,844

	Hospital (0.8%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,488,363
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,287,296
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,209,540
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,444,872
	Total Hospital		5,430,071

	School District (30.2%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,590,840
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	2,079,619
	Clackamas County, Oregon School District #12 (North Clackamas)
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,416,465
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	4,056,761
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,952,649
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,413,654
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,748,082
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,732,420
	Clackamas County, Oregon School District #62 (Oregon City)
560,000	5.000%, 06/01/29 MAC Insured	Aa3/AA/NR	649,925
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,699,253
	Clackamas County, Oregon School District #86 (Canby)
1,100,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,363,307
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	4,257,295
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,687,175

3  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville) (continued)
$ 1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	$ 1,351,023
1,000,000	5.000%, 06/15/33	Aa1/NR/NR	1,341,380
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,430,255
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,598,381
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	2,105,653
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,506,293
1,115,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,453,592
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,273,760
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,240,500
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,330,120
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
740,000	5.000%, 06/15/30	Aa1/NR/NR	993,080
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,581,070
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,868,293
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,805,748
	Deschutes County, Oregon School District #6 (Sisters)
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,067,028
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC Insured	Aa1/NR/NR	80,314
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	1,012,382
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,269,490

4  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Hood River County, Oregon School District
$ 2,260,000	4.000%, 06/15/30	NR/AA+/NR	$ 2,627,476
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,771,520
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,828,906
2,700,000	5.000%, 06/15/29 Series 2019	Aa1/AA+/NR	3,641,409
550,000	5.000%, 06/15/30 Series 2019	Aa1/AA+/NR	735,383
2,845,000	5.000%, 06/15/34	Aa1/AA+/NR	3,708,941
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,529,286
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,409,512
	Lane County, Oregon School District #4J (Eugene) Refunding
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	3,039,924
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,213,240
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,100,460
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	765,324
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	3,150,376
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,432,402
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	974,175
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,573,050
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,715,028

5  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
$ 5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	$ 6,528,950
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	7,176,202
1,000,000	zero coupon, 06/15/33 (Convertible Deferred Interest Bonds) Series 2020B	Aa1/AA+/NR	1,290,450
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,607,956
5,000,000	5.000%, 06/15/29 Series 2020	Aa1/AA+/NR	6,733,400
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,897,110
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,817,520
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,208,469
	Multnomah County, Oregon School District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,167,866
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,621,305
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	2,070,208
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,487,256
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,184,400
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
1,260,000	5.000%, 06/15/34 Series 2020	Aa1/NR/NR	1,669,059
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	943,164
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,715,616
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,664,857

6  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Umatilla County, Oregon School District #8 (Hermiston)
$ 2,750,000	5.000%, 06/15/30	NR/AA+/NR	$ 3,824,783
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,209,600
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,931,475
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,994,312
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	3,053,123
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,334,090
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,325,250
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,553,688
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,623,240
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,632,304
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,941,766
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,666,027
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	2,183,913
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,696,957
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,374,739
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,412,716
900,000	5.000%, 06/15/34	NR/AA+/NR	1,169,010
	Yamhill County, Oregon School District #40 (McMinnville)
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,470,984
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,170,890
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,162,600
	Total School District		200,687,474

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Special District (3.7%)
	Bend, Oregon Metropolitan Park & Recreational District
$ 1,430,000	4.000%, 06/01/27	Aa3/NR/NR	$ 1,550,806
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,213,096
2,705,000	4.000%, 06/01/31	NR/AA/NR	3,182,703
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,236,760
1,100,000	5.000%, 06/01/32 Series 2020 A (Green Bond)	Aaa/AAA/NR	1,495,758
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,928,746
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,551,497
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,363,772
	Total Special District		24,523,138

	State (9.0%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	877,778
600,000	5.000%, 05/01/31 Series 2018A	Aa1/AA+/AA+	781,152
	State of Oregon Article XI-F(1) University Project
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,589,313
	State of Oregon Article XI-G Community College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,415,316
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	613,010
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,222,780
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,220,100
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,241,130

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (continued)
	State of Oregon Article XI-M and XI-N Seismic Projects
$ 1,200,000	5.000%, 06/01/31 Series E	Aa1/AA+/AA+	$ 1,646,208
1,180,000	5.000%, 06/01/32 Series E	Aa1/AA+/AA+	1,607,125
765,000	5.000%, 06/01/33 Series E	Aa1/AA+/AA+	1,035,351
1,125,000	5.000%, 06/01/34 Series E	Aa1/AA+/AA+	1,516,793
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,665,991
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,235,250
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,460,640
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,890,842
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	5,295,880
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,490,966
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,563,466
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,237,720
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,776,560
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	2,000,610
1,680,000	5.000%, 05/01/34 Series N	Aa1/AA+/AA+	2,232,132
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,216,880
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,862,350
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,554,771
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,969,780
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,506,423
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,596,838
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,643,772
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	468,950
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	2,088,880
	Total State		59,524,757

	Transportation (1.1%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	6,331,250
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,292,697
	Total Transportation		7,623,947

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (0.4%)
	Gearheart, Oregon
$ 1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	$ 1,076,165
	Rockwood, Oregon Water Peoples Utility District Water Revenue Refunding
1,270,000	4.250%, 08/15/26	Aa3/NR/NR	1,308,443
	Total Water & Sewer		2,384,608
	Total General Obligation Bonds		366,149,203

	Revenue Bonds (25.9%)
	City & County (2.0%)
	Beaverton, Oregon Special Revenue Bonds
200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	266,760
500,000	5.000%, 06/01/33 Series 2020A	Aa3/NR/NR	662,185
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	527,744
	Newport, Oregon Urban Renewal Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	566,283
	Portland, Oregon Revenue Refunding Limited Tax, Oregon Convention Center
2,825,000	5.000%, 06/01/24	Aaa/NR/NR	2,915,485
4,265,000	5.000%, 06/01/27	Aaa/NR/NR	4,397,556
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	Aa3/NR/NR	1,731,056
1,830,000	5.000%, 06/15/23 Series B	Aa3/NR/NR	1,975,046
	Total City & County		13,042,115

	Electric (1.9%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,578,570
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,992,807
	Northern Wasco County, Oregon Peoples Utility District (McNary Dam Fishway Hydroelectric Project), Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,674,362

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Proj 2019 B Green Bond
$ 500,000	5.000%, 11/01/32 144A	A3/NR/NR	$ 618,230
1,000,000	5.000%, 11/01/33 144A	A3/NR/NR	1,226,100
500,000	5.000%, 11/01/34 144A	A3/NR/NR	609,630
	Total Electric		12,699,699

	Higher Education (1.0%)
	Oregon State Facilities Authority (Linfield College Project)
1,180,000	5.000%, 10/01/22 Series A	Baa2/NR/NR	1,252,794
1,000,000	5.000%, 10/01/23 Series A	Baa2/NR/NR	1,084,840
1,220,000	5.000%, 10/01/31 Series A 2010	Baa2/NR/NR	1,221,720
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	626,905
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,342,160
	Oregon State Facilities Authority (Willamette University)
1,000,000	4.000%, 10/01/24	NR/A-/NR	1,001,990
	Total Higher Education		6,530,409

	Hospital (1.2%)
	Oregon Health Sciences University
2,310,000	zero coupon, 07/01/21 NPFG Insured	Aa3/AA-/AA-	2,305,680
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,156,420
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	667,470
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	331,680
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,539,475
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,204,530
	Total Hospital		8,205,255

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (0.5%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
$ 1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	$ 1,394,914
	Portland, Oregon Urban Renewal and Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	Aa3/NR/NR	1,434,925
	State of Oregon Housing and Community Services
610,000	1.800%, 01/01/23	Aa2/NR/NR	625,384
	Total Housing		3,455,223

	Lottery (4.0%)
	Oregon State Department of Administration Services (Lottery Revenue)
1,015,000	5.250%, 04/01/26 Series A	Aa2/AAA/NR	1,039,583
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,635,840
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,310,090
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	1,837,588
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,606,275
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,162,420
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	5,051,040
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	6,031,250
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,813,080
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,199,810
	Total Lottery		26,686,976

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	936,593

	Transportation (3.9%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
1,000,000	5.000%, 11/15/35 Series A	Aa2/AA+/AA+	1,314,720
1,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	1,676,725

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (continued)
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
$ 2,525,000	5.000%, 07/01/26	NR/A+/NR	$ 3,010,280
1,000,000	5.000%, 07/01/28	NR/A+/NR	1,181,960
2,390,000	5.000%, 07/01/29	NR/A+/NR	2,815,181
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,411,773
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,530,320
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,230,110
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,387,637
1,650,000	5.000%, 09/01/29 Series A	Aaa/AAA/NR	2,080,056
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,997,847
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,274,160
	Total Transportation		25,910,769

	Water and Sewer (11.2%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,344,910
	Bend, Oregon Water Revenue, Bridge Creek Project
695,000	5.000%, 12/01/30	AA2/AA/NR	859,534
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,848,406
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,969,025
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	143,665
450,000	5.000%, 08/01/29	Aa2/AA/AA+	560,124
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA/NR	1,080,970
	Hillsboro, Oregon Water System
1,630,000	5.000%, 06/01/31	Aa2/NR/NR	2,164,803
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	2,256,191

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Madras, Oregon
$ 725,000	4.500%, 02/15/27	A3/NR/NR	$ 787,669
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,773,964
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	4,224,570
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	6,469,839
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	8,474,774
2,000,000	5.000%, 03/01/33 Series 2019 A	Aa2/AA/NR	2,646,220
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,375,420
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,428,460
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,426,400
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa1/NR/NR	3,499,168
2,000,000	5.000%, 05/01/32 Series A	Aa1/NR/NR	2,683,940
2,000,000	5.000%, 05/01/33 Series A	Aa1/NR/NR	2,667,480
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa1/NR/NR	2,239,360
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	4,240,775
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,024,200
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,782,461
	Washington County, Oregon Clean Water Services Sewer (Senior Lien)
1,010,000	4.000%, 10/01/22 Series B	Aa1/AAA/NR	1,047,390
1,500,000	4.000%, 10/01/23 Series B	Aa1/AAA/NR	1,555,125
2,850,000	4.000%, 10/01/26 Series B	Aa1/AAA/NR	2,945,903
2,745,000	4.000%, 10/01/28 Series B	Aa1/AAA/NR	2,829,189
	Total Water and Sewer		74,349,935
	Total Revenue Bonds		171,816,974

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded/Escrowed to Maturity Bonds (16.6%) ††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (9.0%)
	Higher Education (1.2%)
	Oregon State Higher Education
$ 1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	$ 1,182,650
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,122,857
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,252,087
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,238,262
	Oregon State, Oregon University System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,441,200
	Total Higher Education		8,237,056

	School District (6.2%)
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,878,652
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,762,440
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 MAC Insured	NR/AA/NR	515,297
	Clackamas County, Oregon School District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	1,948,086
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,201,320
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,580,236
	Lane County, Oregon School District #4J (Eugene) Refunding
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,160,951
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	3,036,020
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,384,729
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,422,212

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Washington County, Oregon School District #48J (Beaverton)
$ 2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	$ 2,929,493
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,423,489
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,635,278
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,530,970
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,530,970
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,171,547
	Total School District		41,111,690

	Special District (0.4%)
	Tualatin Valley, Oregon Fire & Rescue Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,266,962
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,200,280
	Total Special District		2,467,242

	State (1.2%)
	State of Oregon
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,085,470
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,157,051
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,531,079
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,173,216
	Total State		7,946,816
	Total Pre-Refunded General Obligation Bonds		59,762,804

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.6%)
	City & County (0.4%)
	Local Oregon Capital Assets Program COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	A2/NR/NR	2,484,868

	Electric (0.3%)
	Eugene, Oregon Electric Utility Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa2/AA-/AA-	2,080,820

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded/Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (0.6%)
	Oregon State Facilities Authority (Lewis & Clark College Project)
$ 1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	$ 1,050,280
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,143,400
	Total Higher Education		4,193,680

	Hospital (0.7%)
	Oregon State Facilities Authority Revenue Refunding, Samaritan Health Services
1,500,000	4.375%, 10/01/20 ETM	NR/BBB+/NR	1,500,000
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,000,000
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,520,000
	Total Hospital		5,020,000

	Lottery (1.0%)
	Oregon State Department of Administration Services (Lottery Revenue)
6,285,000	5.250%, 04/01/26	NR/NR/NR*	6,443,005

	Transportation (4.2%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	3,973,215
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	688,838
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,149,530
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,243,746
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,567,280
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	1,765,543
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	3,646,344
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,143,400
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,473,767
	Total Transportation		27,651,663

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Principal Amount	Pre-Refunded/Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (0.4%)
	Prineville, Oregon Refunding
$ 1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	$ 1,290,378
	Woodburn, Oregon Wastewater Revenue Refunding
1,090,000	5.000%, 03/01/21 Series A ETM	A1/NR/NR	1,111,680
	Total Water and Sewer		2,402,058
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		50,276,094
	Total Pre-Refunded\Escrowed to Maturity Bonds		110,038,898
	Total Municipal Bonds (cost $609,383,262)		648,005,075

Shares	Short-Term Investment (1.2%)
8,153,865	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $8,153,865)	Aaa-mf/AAAm/NR	8,153,865

	Total Investments (cost $617,537,127-note 4)	98.8%	656,158,940
	Other assets less liabilities	1.2	8,100,210
	Net Assets	100.0%	$664,259,150

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P	13.5%
Pre-refunded bonds/ETM bonds††	17.0
Aa of Moody's or AA of S&P or Fitch	64.9
A of Moody's or S&P	4.1
Baa of Moody's	0.5
100.0%

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

COP- Certificates of Participation

ETM - Escrowed to Maturity

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

ODOT - Oregon Department of Transportation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this tab do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2020 (unaudited)

ASSETS
Investments at value (cost $617,537,127)	$656,158,940
Interest receivable	8,323,624
Receivable for Trust shares sold	620,334
Other assets	38,007
Total assets	665,140,905

LIABILITIES
Payable for Trust shares redeemed	471,282
Management fee payable	213,618
Dividends payable	169,735
Distribution and service fees payable	1,661
Accrued expenses payable	25,459
Total liabilities	881,755
NET ASSETS	$664,259,150

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$583,672
Additional paid-in capital	626,662,137
Total distributable earnings	37,013,341
$664,259,150
CLASS A
Net Assets	$383,754,755
Capital shares outstanding	33,709,348
Net asset value and redemption price per share	$11.38
Maximum offering price per share (100/97 of $11.38)	$11.73

CLASS C
Net Assets	$14,691,331
Capital shares outstanding	1,291,735
Net asset value and offering price per share	$11.37

CLASS F
Net Assets	$2,734,410
Capital shares outstanding	240,716
Net asset value and offering price per share	$11.36

CLASS Y
Net Assets	$263,078,654
Capital shares outstanding	23,125,352
Net asset value, offering and redemption price per share	$11.38

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2020 (unaudited)

Investment income
Interest income		$7,697,600

Expenses
Management fee (note 3)	$1,301,964
Distribution and service fee (note 3)	363,301
Transfer and shareholder servicing agent fees	143,035
Legal fees	138,334
Shareholders’ reports and proxy statements	84,530
Trustees’ fees and expenses (note 6)	63,601
Registration fees and dues	37,337
Auditing and tax fees	15,542
Insurance	15,145
Custodian fees	11,418
Credit facility fees (note 10)	10,353
Compliance services (note 3)	4,037
Miscellaneous	23,370
Total expenses	2,211,967

Management fee waived (note 3)	(24,989)
Net expenses		2,186,978
Net investment income		5,510,622

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	8,284
Change in unrealized appreciation on investments	14,226,728

Net realized and unrealized gain (loss) on investments		14,235,012
Net change in net assets resulting from operations		$19,745,634

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income	$5,510,622	$11,991,756
Net realized gain (loss) from securities transactions	8,284	(347,630)
Change in unrealized appreciation (depreciation) on investments	14,226,728	8,454,115
Change in net assets resulting from operations	19,745,634	20,098,241

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,179,506)	(7,099,560)

Class C Shares	(63,220)	(184,907)

Class F Shares	(21,334)	(33,732)

Class Y Shares	(2,245,226)	(4,669,075)
Change in net assets from distributions	(5,509,286)	(11,987,274)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	67,054,426	130,631,386
Reinvested dividends and distributions	4,472,559	9,879,552
Cost of shares redeemed	(50,766,964)	(121,882,046)
Change in net assets from capital share transactions	20,760,021	18,628,892

Change in net assets	34,996,369	26,739,859

NET ASSETS:
Beginning of period	629,262,781	602,522,922
End of period	$664,259,150	$629,262,781

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2020 (unaudited)

1. Organization

Aquila Tax-Free Trust of Oregon (the “Trust”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Trust on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Trust. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Trust in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Trust’s operations. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of September 30, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$8,153,865
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	648,005,075
Level 3 – Significant Unobservable Inputs	—
Total	$656,158,940
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017-2019) or expected to be taken in the Trust’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

24  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust. The Manager has contractually agreed to waive its fees through September 30, 2021 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2020, the Trust incurred management fees of $1,301,964, of which $24,989 was waived.

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. Starting December 1, 2019, for its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2021 such that its annual rate of fees is at 0.16% of net assets of the Trust up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for compliance related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the six months ended September 30, 2020, distribution fees on Class A Shares amounted to $285,329 of which the Distributor retained $11,633.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $58,479. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the six months ended September 30, 2020, amounted to $19,493. The total of these payments made with respect to Class C Shares amounted to $77,972 of which the Distributor retained $18,993.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2020, total commissions on sales of Class A Shares amounted to $67,480 of which the Distributor received $16,968.

c)	Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Trust shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Trust and certain shareholders; and (ii) the payments that the Trust would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2020, purchases of securities and proceeds from the sales of securities aggregated $48,135,618 and $20,250,114, respectively.

At September 30, 2020, the aggregate tax cost for all securities was $617,537,127. At September 30, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $38,810,335 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $188,522 for a net unrealized appreciation of $38,621,813.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At September 30, 2020, the Trust had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

6. Trustees’ Fees and Expenses

At September 30, 2020, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2020 was $63,601. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2020, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

7. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,810,144	$20,553,759	3,482,476	$38,763,004
Reinvested dividends and distributions	256,155	2,907,500	578,161	6,447,862
Cost of shares redeemed	(2,090,209)	(23,697,102)	(3,896,216)	(43,332,736)
Net change	(23,910)	(235,843)	164,421	1,878,130

Class C Shares
Proceeds from shares sold	96,751	1,098,757	278,362	3,098,914
Reinvested dividends and distributions	5,297	60,027	15,736	175,211
Cost of shares redeemed	(274,640)	(3,118,803)	(648,219)	(7,181,104)
Net change	(172,592)	(1,960,019)	(354,121)	(3,906,979)

Class F Shares
Proceeds from shares sold	57,821	657,416	115,507	1,280,691
Reinvested dividends and distributions	1,887	21,380	3,028	33,732
Cost of shares redeemed	(8,666)	(98,255)	(20,999)	(233,617)
Net change	51,042	580,541	97,536	1,080,806

Class Y Shares
Proceeds from shares sold	3,941,601	44,744,494	7,866,522	87,488,777
Reinvested dividends and distributions	130,796	1,483,652	289,214	3,222,747
Cost of shares redeemed	(2,109,342)	(23,852,804)	(6,426,391)	(71,134,589)
Net change	1,963,055	22,375,342	1,729,345	19,576,935
Total transactions in Trust shares	1,817,595	$20,760,021	1,637,181	$18,628,892

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $1,407,180 of which $923,853 retains its character of short-term and $483,327 retains its character of long-term; both have no expiration. As of March 31, 2020, the Trust had post-October losses of $535,097, which is deferred until fiscal 2021 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$11,785,976	$13,677,544
Ordinary Income	201,298	43,941
	$11,987,274	$13,721,485

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$24,408,516
Undistributed tax-exempt income	490,314
Accumulated net loss on investments	(1,407,180)
Post October losses	(535,097)
Other temporary differences	(179,560)
$22,776,993

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2020 (unaudited)

10. Credit Facility

Since August 30, 2017, The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021. In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, principal, interest and other expenses associated with a specific loan that is made to a fund under the credit agreement will be paid solely by that particular fund. The interest rate is selected at the time of borrowing by the borrowing fund and is either the one month Eurodollar Rate, or the Alternate Base Rate (equal to the greater of the lender's prime rate, the Federal Funds effective rate and the one-month Eurodollar rate in effect on the applicable date) plus, in each case, 1.25%. In addition, each fund is responsible for payment of its proportionate share of

a)	an upfront fee; and
b)	a 0.17% per annum commitment fee on the unused portion of the facility.

There were no borrowings under the credit agreement during the six months ended September 30, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.13	$10.98	$10.81	$10.99	$11.33	$11.31
Income (loss) from investment operations:
Net investment income(1)	0.09	0.21	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.25	0.15	0.17	(0.18)	(0.35)	0.01
Total from investment operations	0.34	0.36	0.41	0.08	(0.07)	0.32
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.09)	(0.21)	(0.24)	(0.26)	(0.27)	(0.30)
Net asset value, end of period	$11.38	$11.13	$10.98	$10.81	$10.99	$11.33
Total return (not reflecting sales charge)	3.10%(2)	3.30%	3.90%	0.68%	(0.66)%	2.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$384	$375	$368	$390	$414	$419
Ratio of expenses to average net assets	0.71%(3)	0.71%	0.70%	0.71%	0.73%	0.74%
Ratio of net investment income to average net assets	1.66%(3)	1.90%	2.27%	2.35%	2.48%	2.72%
Portfolio turnover rate	3%(2)	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.72%(3)	0.72%	0.70%	0.72%	0.74%	0.74%
Ratio of net investment income to average net assets	1.65%(3)	1.89%	2.26%	2.34%	2.47%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.05	0.12	0.15	0.16	0.18	0.21
Net gain (loss) on securities (both realized and unrealized)	0.25	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.30	0.27	0.32	(0.02)	(0.17)	0.23
Less distributions (note 9):
Dividends from net investment income	(0.05)	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.05)	(0.12)	(0.15)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$11.37	$11.12	$10.97	$10.80	$10.98	$11.32
Total return (not reflecting CDSC)	2.66%(2)	2.43%	3.02%	(0.18)%	(1.50)%	2.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$15	$16	$20	$28	$38	$36
Ratio of expenses to average net assets	1.56%(3)	1.56%	1.54%	1.56%	1.59%	1.59%
Ratio of net investment income to average net assets	0.81%(3)	1.05%	1.42%	1.49%	1.63%	1.86%
Portfolio turnover rate	3%(2)	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.57%(3)	1.57%	1.55%	1.57%	1.59%	1.59%
Ratio of net investment income to average net assets	0.80%(3)	1.04%	1.42%	1.49%	1.62%	1.86%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/20 (unaudited)	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.10	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.25	0.16	0.24
Total from investment operations	0.35	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.23)	(0.08)
Distributions from capital gains	—	—	—
Total distributions	(0.10)	(0.23)	(0.08)
Net asset value, end of period	$11.36	$11.11	$10.95
Total return	3.19%(2)	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$2	$1
Ratio of expenses to average net assets	0.53%(3)	0.53%	0.54%(3)
Ratio of investment income to average net assets	1.82%(3)	2.05%	2.36%(3)
Portfolio turnover rate	3%(2)	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual expense waiver were:

Ratio of expenses to average net assets	0.54%(3)	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.81%(3)	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/20	Year Ended March 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32	$11.30
Income (loss) from investment operations:
Net investment income(1)	0.10	0.23	0.26	0.27	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.26	0.15	0.17	(0.18)	(0.35)	0.02
Total from investment operations	0.36	0.38	0.43	0.09	(0.06)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.10)	(0.23)	(0.26)	(0.27)	(0.28)	(0.32)
Net asset value, end of period	$11.38	$11.12	$10.97	$10.80	$10.98	$11.32
Total return	3.27%(2)	3.46%	4.05%	0.83%	(0.51)%	3.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$263	$235	$213	$209	$186	$180
Ratio of expenses to average net assets	0.56%(3)	0.56%	0.55%	0.56%	0.58%	0.59%
Ratio of net investment income to average net assets	1.80%(3)	2.04%	2.42%	2.50%	2.63%	2.86%
Portfolio turnover rate	3%(2)	12%	10%	8%	13%	7%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.57%(3)	0.57%	0.55%	0.57%	0.59%	0.59%
Ratio of net investment income to average net assets	1.80%(3)	2.03%	2.41%	2.49%	2.62%	2.86%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

35  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Trust pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), serves as the sub-adviser to the Trust pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Trust must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Trust.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 7, 2020 and on August 13, 2020 to review and discuss the contract review materials that were provided in advance of the August 7, 2020 meeting. The Trustees considered, among other things, information presented by the Manager and Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Trust’s fees, expenses and investment performance, which included comparisons of the Trust’s investment performance against peers and the Trust’s benchmark and comparisons of the advisory fee payable by the Trust under the Advisory Agreement against the advisory fees paid by the Trust’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Trust. The Trustees also discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on August 13, 2020, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2021.

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Trust, taking into account the investment objectives and strategies of the Trust. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

At the direction of the Trustees, the Manager has retained the Sub-Adviser to provide investment management of the Trust’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Trust. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Trust. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio managers, Messrs. Christopher Johns and Timothy Iltz, and their comprehensive understanding regarding the economy of the State of Oregon and the securities in which the Trust invests. The Trustees also considered the Sub-Adviser’s credit analysis of the securities in which the Trust invests. The Trustees noted that, compared to other Oregon state-specific municipal bond-funds, the portfolio of the Trust generally was of higher quality, and that the Trust did not hold any securities subject to the alternative minimum tax or any securities issued by a U.S. territory.

36  |  Aquila Tax-Free Trust of Oregon

The Trustees considered that the Manager and the Sub-Adviser had provided all advisory services to the Trust that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Trust, given that it seeks to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Trust and provided the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Trust’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Trust were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Trust

The Trustees reviewed the Trust’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Trust’s peer group (the “Peer Group”), as selected by the independent consultant (the Trust and six other Oregon intermediate and long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Trust’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Trust’s benchmark index, the Bloomberg Barclays Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Trust’s average annual total return was higher than the average annual total return of the funds in the Peer Group for the one-year period ended May 31, 2020, but lower than the average annual total return of the funds in the Peer Group for the three, five, and ten-year periods ended May 31, 2020. The Trustees considered that the Trust’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for each of the one, three, five and ten-year periods ended May 31, 2020. They also considered that the Trust’s average annual return was higher than the average annual return of the benchmark index for the one-year period ended May 31, 2020 but lower than the average annual return of the benchmark index for the three, five and ten-year periods ended May 31, 2020. The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and its territories and that only 1.2% of the benchmark index consists of Oregon bonds. The Trustees noted that, unlike the Trust’s returns, the performance of the benchmark index did not reflect any fees or expenses. They also considered that four of the six funds in the Peer Group were long municipal bond funds, while the Trust was a shorter-duration intermediate municipal bond fund.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Trust’s standard deviation, a measure of volatility, was in the second quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended May 31, 2020. The Trustees further noted that the Fund’s Sharpe ratio was in the second and third quintiles for the three and five-year periods ended May 31, 2020, respectively, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees discussed the Trust’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and the Sub-Adviser’s view that the Trust’s performance, as compared to its Peer Group, was explained in part by the Trust’s generally higher-quality portfolio and lower duration.

37  |  Aquila Tax-Free Trust of Oregon

The Trustees considered the Trust’s investment performance to be consistent with the investment objectives of the Trust. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Trust Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Trust’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Trust’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Trust’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion). They noted that the Trust’s average actual management fee and expenses (for Class A shares) were lower than the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that the fee rates for those clients were not lower than the contractual fee rate for the Trust. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its separately managed account clients were generally lower than the fees paid to the Sub-Adviser with respect to the Trust. In evaluating the fees associated with the separately managed accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Trust by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Trust, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Trust. The Manager also provided other financial information to the members of the financial review committee of the Trust and the other funds in the Aquila Group of Funds. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Trust, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Trust, as well as the other financial information provided to the financial review committee. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Trust was at the low end of the profitability data provided to the Trustees with respect to much larger publicly traded asset managers and supported the renewal of the Advisory Agreement.

38  |  Aquila Tax-Free Trust of Oregon

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Trust. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Trust supported the renewal of the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Trust grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Trust. They noted that the Trust has in place breakpoints in the sub-advisory fee schedule based on the size of the Trust. In addition, it was noted that the Manager has contractually agreed to waive fees to the extent necessary so that the annual rate payable under the Advisory Agreement shall be equivalent to 0.40% on the Trust’s net assets up to $400 million; 0.38% on assets above that amount to $1 billion in net assets and 0.36% on net assets thereafter. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Trust

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Trust, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

39  |  Aquila Tax-Free Trust of Oregon

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/20	Ending(1) Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Ending Account Value 9/30/20	Expenses(2) Paid During Period 4/1/20 – 9/30/20	Net Annualized Expense Ratio
A	$1,000	$1,031.00	$3.61	$1,021.51	$3.60	0.71%
C	$1,000	$1,026.60	$7.93	$1,017.25	$7.89	1.56%
F	$1,000	$1,031.90	$2.70	$1,022.41	$2.69	0.53%
Y	$1,000	$1,032.70	$2.85	$1,022.26	$2.84	0.56%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

40 |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $11,785,976 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 98.3% of total dividends paid during the fiscal year ended March 31, 2020, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

41  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

kirkpatrick pettis capital management
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Earnest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORSAR-1120

ITEM 2.     CODE OF ETHICS.

Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.     INVESTMENTS

(a)     Schedule I – Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable.

ITEM 13.     EXHIBITS

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2020

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 2, 2020

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 2, 2020